UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21178

Name of Fund: BlackRock Municipal Income Quality Trust (BYM)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal

Income Quality Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Item	1 – Report to Stockholders

AUGUST 31, 2018

ANNUAL REPORT

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.96%	19.66%
U.S. small cap equities (Russell 2000® Index)	15.84	25.45
International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39
Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended August 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended August 31, 2018, municipal bond funds experienced net inflows of approximately $22 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $373 billion (below the $390 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (“PABs”). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of August 31, 2018
6 months: 1.78%
12 months: 0.61%

A Closer Look at Yields

From August 31, 2017 to August 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 32 basis points (“bps”) from 2.70% to 3.02%, while 10-year rates increased by 58 bps from 1.86% to 2.44% and 5-year rates increased by 90 bps from 1.12% to 2.02% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 53 bps, however remained a significant 94 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of August 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of August 31, 2018	BlackRock Municipal Bond Trust

Trust Overview

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2018 ($14.35)(a)	5.31%
Tax Equivalent Yield(b)	8.97%
Current Monthly Distribution per Common Share(c)	$0.0635
Current Annualized Distribution per Common Share(c)	$0.7620
Economic Leverage as of August 31, 2018(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BBK(a)(b)	(5.45)%	1.87%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.49)	0.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

Holdings in Illinois and New Jersey state tax-backed securities outpaced the national market and contributed to performance. Both states benefited from their above-average yields and the strong price performance that resulted from improved market sentiment and the successful passage of their budgets.

•

The Trust’s investments in high yield bonds (those rated BBB and below) also added value, as this market segment outpaced investment-grade debt. In particular, positions in the tobacco sector outperformed the broader market due to their higher income and price gains stemming from investors’ robust demand for liquid, higher-yielding securities. A large number of tobacco issues were refinanced during the period, boosting demand for those that continued to offer attractive yields. Security selection among BBB rated health care issues was a further contributor.

•	The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income.

•

The Trust’s positions in longer-dated, higher-quality securities issued in the past year were the largest detractors. These bonds had longer call structures, which translated to higher durations and less income compared to issues with lower ratings and/or shorter call dates. This was especially true for lower coupon bonds (4% or less), which lagged the market’s more common 5% coupons due to their longer duration. (Duration is a measure of interest rate sensitivity; a call is when an issuer redeems a bond prior to its maturity date.)

•

Short-term bonds lagged longer-term issues during the period. As a result, the Trust’s positions in short-dated securities — especially pre-refunded bonds — underperformed despite their lower duration profile.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$14.35	$15.99	(10.26)%	$16.14	$13.96
Net Asset Value	15.78	16.32	(3.31)	16.49	15.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/18	08/31/17
County/City/Special District/School District	20%	23%
Health	18	18
Transportation	17	18
Education	13	11
Utilities	12	9
State	7	11
Tobacco	5	5
Corporate	5	5
Housing	3	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	4
2020	6
2021	10
2022	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

CREDIT QUALITY ALLOCATION (a)

	08/31/18	08/31/17
AAA/Aaa	3%	3%
AA/Aa	36	40
A	26	26
BBB/Baa	17	15
BB/Ba	6	6
B	3	3
NR(b)	9	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 3%, respectively, of the Trust’s total investments.

*	Excludes short-term securities.

TRUST SUMMARY	7

Trust Summary as of August 31, 2018	BlackRock Municipal Income Investment Quality Trust

Trust Overview

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2018 ($13.54)(a)	5.18%
Tax Equivalent Yield(b)	8.75%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Economic Leverage as of August 31, 2018(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BAF(a)(b)	(5.22)%	0.18%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.49)	0.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

The Trust’s positions in longer-dated securities (those with maturities of 20 years and above) contributed to performance. Long-term bonds, which are less sensitive to Fed policy than shorter-dated issues, generated both higher income and stronger price performance.

•

On the other end of the spectrum, positions in shorter-dated and intermediate maturities underperformed. However, holdings in pre-refunded bonds that the Trust purchased when yields were meaningfully higher helped offset some of the price weakness in shorter-dated securities.

•

Holdings in A and BBB rated bonds, which outperformed higher-quality securities, also added value. Positions in the transportation sector, as well as in Illinois and New Jersey, were particularly strong performers in this market segment. Illinois passed its budget and moved closer to achieving fiscal balance and stability in its credit rating. In New Jersey, legislation that redirected roughly $1 billion annually in lottery proceeds to its pension funds helped stabilize the state’s credit rating and contributed to robust returns relative to the national market.

•	Conversely, the Trust’s allocation to higher-quality securities produced weaker returns. The Trust’s quality investment guidelines restrict the purchase of non-investment grade securities.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

The Trust’s use of leverage, while amplifying the impact of weak price performance, was a net contributor since it provided additional income. However, the cost of leverage increased due to rising short-term interest rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Municipal Income Investment Quality Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$13.54	$15.11	(10.39)%	$15.58	$13.32
Net Asset Value	14.86	15.69	(5.29)	15.75	14.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/18	08/31/17
County/City/Special District/School District	26%	28%
Transportation	25	31
Utilities	16	15
Health	11	12
State	6	6
Education	5	5
Health Care	3	—
Financing & Development	3	—
Housing	2	1
Tobacco	1	1
General Government	1	—
Corporate	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	5%
2019	16
2020	2
2021	26
2022	5

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/18	08/31/17
AAA/Aaa	3%	3%
AA/Aa	62	70
A	21	17
BBB/Baa	8	8
BB/Ba	1	—
N/R(b)	5	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	9

Trust Summary as of August 31, 2018	BlackRock Municipal Income Quality Trust

Trust Overview

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2018 ($13.09)(a)	4.77%
Tax Equivalent Yield(b)	8.06%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of August 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BYM(a)(b)	(7.34)%	0.80%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.49)	0.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

Holdings in Illinois and New Jersey state tax-backed securities outpaced the national market and contributed to performance. Both states benefited from their above-average yields and the strong price performance that resulted from improved market sentiment and the successful passage of their budgets.

•

The Trust’s positions in the tobacco sector outperformed the broader market due to their higher income and price gains stemming from increased investor demand for liquid, higher-yielding securities. A large number of tobacco issues were refinanced during the period, boosting demand for those that continued to offer higher yields.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•	The use of leverage contributed to performance by enhancing portfolio income, but some of the gains were offset by the decline in bond prices.

•

The Trust’s positions in longer-dated, higher-quality securities that were issued in the past year were the largest detractors. These bonds had longer call structures, which translated to higher durations and less income compared to issues with lower ratings and/or shorter call dates. (Duration is a measure of interest rate sensitivity; a call is when an issuer redeems a bond prior to its maturity date.)

•

The Trust had a modest weighting in zero-coupon bonds, which were especially vulnerable to market sell-offs due to their long durations. The Trust maintained its position in these securities due to their above-average income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$13.09	$14.84	(11.79)%	$15.24	$12.92
Net Asset Value	14.70	15.32	(4.05)	15.40	14.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/18	08/31/17
Transportation	23%	32%
County/City/Special District/School District	15	22
Health	15	14
Utilities	14	15
Education	9	5
State	6	7
Health Care	5	—
Financing & Development	3	2
General Government	3	—
Tobacco	3	3
Housing	2	—
Corporate	2	—

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	3%
2019	8
2020	7
2021	9
2022	9

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/18	08/31/17
AAA/Aaa	10%	11%
AA/Aa	46	48
A	21	24
BBB/Baa	16	11
N/R	7	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	11

Trust Summary as of August 31, 2018	BlackRock Municipal Income Trust II

Trust Overview

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2018 ($13.77)(a)	5.05%
Tax Equivalent Yield(b)	8.53%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Economic Leverage as of August 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
BLE(a)(b)	(5.82)%	1.35%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.49)	0.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

Portfolio income, enhanced by leverage, made the largest contribution to performance in a period characterized by a robust increase in municipal yields. Leverage amplified the impact of falling prices, however, offsetting some of the benefit from added income. (Bond prices and yields move in opposite directions.)

•

Allocations to the tobacco, corporate, health care and transportation sectors added value. The Trust’s yield curve positioning was an additional positive, as the portfolio’s barbell structure emphasized both bonds with long-dated maturities and short-term securities with above-average income.

•	Holdings in lower-rated investment-grade and high yield bonds performed well amid investors’ ongoing appetite for credit risk. Conversely, positions in higher-rated bonds generally lagged.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$13.77	$15.45	(10.87)%	$15.59	$13.31
Net Asset Value	14.55	15.17	(4.09)	15.23	14.52

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/18	08/31/17
Transportation	25%	24%
Utilities	17	16
Health	14	12
County/City/Special District/School District	14	14
State	10	11
Corporate	7	7
Education	6	8
Tobacco	5	7
Housing	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	8%
2019	16
2020	13
2021	14
2022	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/18	08/31/17
AAA/Aaa	6%	4%
AA/Aa	36	40
A	19	19
BBB/Baa	22	19
BB/Ba	7	7
B	5	2
N/R(b)	5	9

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of August 31, 2018	BlackRock MuniHoldings Investment Quality Fund

Trust Overview

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2018 ($12.73)(a)	5.33%
Tax Equivalent Yield(b)	9.00%
Current Monthly Distribution per Common Share(c)	$0.0565
Current Annualized Distribution per Common Share(c)	$0.6780
Economic Leverage as of August 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MFL(a)(b)	(10.42)%	(0.05)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.49)	0.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•

The Trust’s positions in more highly rated investment-grade holdings (those rated AA and AAA), which lagged the lower-rated segments of the market, detracted from performance. The investment adviser maintained the underweight in lower-rated bonds on the belief that yields did not adequately compensate investors for the associated risks.

•	At a time of weak price performance for the municipal market, income made the largest contribution to the Trust’s return.

•	The use of leverage detracted from performance by amplifying the effect of falling bond prices. However, some of the shortfall was offset by the contribution from higher income.

•

The Trust also benefited from its investments in bonds that it purchased in a higher-rate environment. In addition to generating above-average income, these holdings had lower sensitivity to the negative effects of rising interest rates.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock MuniHoldings Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$12.73	$15.03	(15.30)%	$15.29	$12.64
Net Asset Value	14.09	14.91	(5.50)	14.96	14.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/18	08/31/17
Transportation	37%	41%
County/City/Special District/School District	15	12
State	15	8
Health	14	15
Utilities	13	17
Education	4	5
Housing	1	1
Tobacco	1	1
Corporate(a)	—	—

(a)	Represents less than 1% of total investments.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	4%
2019	19
2020	4
2021	16
2022	1
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

	08/31/18	08/31/17
AAA/Aaa	6%	9%
AA/Aa	62	59
A	24	26
BBB/Baa	4	4
N/R	4	2

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	15

Trust Summary as of August 31, 2018	BlackRock MuniVest Fund, Inc.

Trust Overview

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2018 ($8.81)(a)	5.58%
Tax Equivalent Yield(b)	9.43%
Current Monthly Distribution per Common Share(c)	$0.0410
Current Annualized Distribution per Common Share(c)	$0.4920
Economic Leverage as of August 31, 2018(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended August 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MVF(a)(b)	(5.22)%	1.52%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.49)	0.77

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 because of a spike in U.S. Treasury yields, the market ultimately stabilized due to the combination of municipal issuers’ improving fundamentals and a sharp decline in new-issue supply from January onward.

•	At a time of weak price performance for the municipal market, income made the largest contribution to the Trust’s return.

•

Positions in longer-dated securities (those with maturities of 20 years and above) also contributed. Long-term bonds, which are less sensitive to Fed policy than shorter-dated issues, benefited from both higher income and stronger price performance. The Trust’s allocation to pre-refunded bonds also added value despite their short maturities. Holdings in this area benefited from their attractive yields and lower sensitivity to market movements.

•	The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy had a positive effect on returns.

•

Investments in lower-rated investment-grade bonds contributed to results, as the improving domestic economy led to strengthening fundamentals for the underlying issuers. In addition, the combination of limited supply and strong investor demand fueled healthy price gains in this area. Conversely, the Trust’s positions in higher-quality issues detracted.

•

The Trust’s holdings in the tobacco sector outperformed the broader market due to their higher income and the robust demand for liquid, higher-yielding securities. A large number of tobacco issues were refinanced during the period, boosting demand for those that continued to offer higher yields.

•

Positions in Illinois and New Jersey state tax-backed securities outpaced the national market and contributed to performance. Both states benefited from their above-average yields and upgrades to their credit ratings.

•	Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of August 31, 2018 (continued)	BlackRock MuniVest Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	08/31/18	08/31/17	Change	High	Low
Market Price	$8.81	$9.84	(10.47)%	$9.97	$8.59
Net Asset Value	9.35	9.75	(4.10)	9.78	9.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments *

SECTOR ALLOCATION

	08/31/18	08/31/17
Transportation	24%	26%
Health	22	23
County/City/Special District/School District	11	11
Education	11	9
Corporate	9	8
Tobacco	7	3
Utilities	6	7
State	6	7
Housing	4	6

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	10%
2019	18
2020	14
2021	5
2022	4

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

	08/31/18	08/31/17
AAA/Aaa	6%	7%
AA/Aa	33	39
A	18	16
BBB/Baa	23	21
BB/Ba	4	4
B	3	2
N/R(b)	13	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018 and August 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% and 2%, respectively, of the Trust’s total investments.

TRUST SUMMARY	17

Schedule of Investments August 31, 2018	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 137.5%

Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	$960	$987,082

Arizona — 7.5%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 02/01/42	2,200	2,307,888
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	460	470,369
County of Pinal Arizona Electric District No.3, Refunding RB:
4.75%, 07/01/21(b)	680	734,359
4.75%, 07/01/31	3,070	3,253,555
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,759,755
5.00%, 12/01/37	2,065	2,447,810
University Medical Center Corp., RB, 6.50%, 07/01/19(b)	500	519,415
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	900	998,802

		12,491,953
Arkansas — 2.3%
City of Benton Arkansas, RB, 4.00%, 06/01/39	505	521,453
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	840	861,328
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,874,140
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	506,213

		3,763,134
California — 21.2%
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 5.00%, 11/15/48	1,050	1,191,414
Series B, 5.88%, 08/15/20(b)	1,900	2,058,688
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 05/01/34(c)	1,000	1,162,790
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	500	514,380
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 03/01/34	2,000	2,166,980
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/47	1,405	1,567,095
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	525	547,176
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 08/01/34(c)	1,650	1,744,033
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(d)	8,000	3,497,840
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 08/01/30(d)	1,500	1,042,440
0.00%, 08/01/33(d)	4,000	1,644,200
0.00%, 08/01/39(c)	2,605	2,576,475
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 08/01/33(c)	2,800	3,305,680
State of California, GO, Refunding, Various Purposes, 5.00%, 02/01/38	3,000	3,325,500
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	1,055	1,086,038
5.75%, 04/01/31	2,000	2,048,000
6.00%, 03/01/33	1,000	1,064,790
6.50%, 04/01/33	895	919,917
5.50%, 03/01/40	2,350	2,475,396

Security	Par (000)	Value
California (continued)
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	$1,225	$1,229,239

		35,168,071
Colorado — 0.6%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,070	1,073,702

Connecticut — 1.0%
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 07/01/21(b)	550	592,212
State of Connecticut, GO, Series E, 5.00%, 09/15/37(e)	970	1,070,376

		1,662,588
Delaware — 2.2%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/40	330	355,186
5.00%, 07/01/48	900	962,901
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,200	1,271,664
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	950	1,041,409

		3,631,160
Florida — 3.6%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 07/01/40	600	609,750
County of Miami-Dade Florida, RB, AMT, Seaport Department, Series B, 6.00%, 10/01/31	4,135	4,695,789
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 06/01/36	125	130,415
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(f)(g)	860	602,000

		6,037,954
Georgia — 0.3%
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A:
3.95%, 12/01/43	295	295,634
4.00%, 12/01/48	210	209,990

		505,624
Hawaii — 0.3%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	400	439,344

Idaho — 0.3%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 03/01/39	500	543,660

Illinois — 6.3%
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series H, 5.00%, 12/01/36	235	242,708
Project, Series C, 5.25%, 12/01/35	775	804,125
Chicago Board of Education, GO, Refunding, Series C, 5.00%, 12/01/34	235	243,787
Chicago Board of Education, GO, Dedicated Revenues:
Series C, 5.00%, 12/01/25	425	447,092
Series F, 5.00%, 12/01/23	310	325,550
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 01/01/29	1,600	1,643,536
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	870	937,642

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$665	$707,015
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/37	300	326,838
5.00%, 02/15/47	205	221,242
5.00%, 02/15/50	100	107,533
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, 6.00%, 05/15/39	205	215,512
OSF Health Care System, Series A, 5.00%, 11/15/45	1,205	1,301,508
Roosevelt University Project:
6.50%, 10/01/19(b)	395	414,837
6.50%, 04/01/44	605	623,204
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,150	1,276,189
State of Illinois, GO, Series D, 5.00%, 11/01/28	645	685,364

		10,523,682
Iowa — 0.3%
Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/43	205	219,297
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project, Series B, 5.25%, 12/01/50(h)	250	265,475

		484,772
Kansas — 2.7%
County of Seward Kansas Unified School District No. 480 Liberal, GO, Refunding:
5.00%, 09/01/22(b)	3,280	3,652,772
5.00%, 09/01/39	720	793,685

		4,446,457
Kentucky — 3.7%
County of Boyle Kentucky, Refunding RB, Centre College of Kentucky, 5.00%, 06/01/37	2,500	2,754,375
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	1,830	1,964,908
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C(c):
0.00%, 07/01/34	500	473,820
0.00%, 07/01/39	830	780,366
0.00%, 07/01/43	270	253,816

		6,227,285
Louisiana — 1.5%
City of Alexandria Louisiana Utilities, RB, 5.00%, 05/01/39	860	946,473
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,050	1,141,948
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 05/01/31	400	422,140

		2,510,561
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project:
5.13%, 07/01/36	170	171,991
5.25%, 07/01/44	170	171,776

		343,767
Massachusetts — 3.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/48	1,115	1,215,495
5.00%, 01/01/47	630	682,069
5.25%, 01/01/42	565	623,800

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
Emmanuel College Issue, Series A, 5.00%, 10/01/43	$750	$814,215
International Charter School, 5.00%, 04/15/40	400	423,736
Western New England University, 5.00%, 09/01/43	750	821,610
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	160	158,198
3.85%, 06/01/46	205	202,577

		4,941,700
Michigan — 6.2%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 07/01/44	240	255,326
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 5.00%, 11/15/41	5,560	6,128,621
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	2,100	2,159,430
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 3.80%, 10/01/38	1,690	1,682,902
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	40	40,201

		10,266,480
Minnesota — 4.0%
City of Maple Grove Minnesota, Refunding RB, Maple Grove Hospital, Corp., 4.00%, 05/01/37	880	887,665
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,890	3,927,344
Minneapolis-St. Paul Metropolitan Airports Commission, Refunding ARB, Sub Series D, AMT, 5.00%, 01/01/41	290	321,378
Minnesota Higher Education Facilities Authority, RB:
Augsburg College, Series B, 4.25%, 05/01/40	1,075	1,074,989
College of St. Benedict, Series 8-K, 4.00%, 03/01/43	385	388,477

		6,599,853
Mississippi — 1.9%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	400	438,296
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 04/01/21(b)	845	912,879
County of Jackson Limited Tax Note (AGC), 5.50%, 07/01/32	1,750	1,803,147

		3,154,322
Missouri — 2.7%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	900	966,132
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	542,570
A.T. Still University of Health Sciences, 4.25%, 10/01/32	320	332,266
A.T. Still University of Health Sciences, 5.00%, 10/01/39	500	545,735
Heartland Regional Medical Center, 4.13%, 02/15/43	300	307,599
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,000	1,106,820
Missouri State Health & Educational Facilities Authority, Refunding RB, Kansas City University of Medicine and Biosciences, Series A, 5.00%, 06/01/42	540	600,075

		4,401,197
Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	600	653,748

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Nebraska (continued)
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	$400	$437,672
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 01/01/32	250	270,545
4.00%, 01/01/44	400	406,204

		1,768,169
Nevada — 1.1%
City of Las Vegas Nevada, RB, Special Assessment, No. 809 Summerlin Area, 5.65%, 06/01/23	820	825,871
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 07/01/36	1,000	1,044,520

		1,870,391
New Hampshire — 0.2%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a)(e):
Series B, 4.63%, 11/01/42	255	256,010
Series C, AMT, 4.88%, 11/01/42	145	145,631

		401,641
New Jersey — 12.8%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	660	745,318
Goethals Bridge Replacement Project (AGM), AMT, 5.13%, 07/01/42	200	217,978
School Facilities Construction, Series UU, 5.00%, 06/15/40	425	449,178
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	7,500	8,716,125
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Hospital Asset Transfer Program, 5.00%, 10/01/37	685	744,122
St. Barnabas Health Care System, Series A:
4.63%, 07/01/21(b)	510	548,291
5.63%, 07/01/21(b)	1,700	1,874,148
5.00%, 07/01/25	500	548,725
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	1,860	2,055,784
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(d)	1,000	458,860
Transportation Program, Series AA, 5.00%, 06/15/45	900	954,558
Transportation Program, Series AA, 5.00%, 06/15/46	400	424,004
South Jersey Port Corp., RB, Marine Terminal, Series B, AMT, 5.00%, 01/01/35	625	685,438
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/36	750	836,227
5.25%, 06/01/46	1,810	2,020,304

		21,279,060
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	450	497,466

New York — 5.0%
City of New York Industrial Development Agency, RB, PILOT (AMBAC), 5.00%, 01/01/39	925	936,183
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	900	932,391
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	1,160	1,148,377

Security	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	$800	$839,328
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	405	445,771
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 07/01/41	1,000	1,068,560
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	1,295	1,351,099
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	400	402,864
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	1,190	1,180,409

		8,304,982
North Carolina — 0.5%
North Carolina Medical Care Commission, Refunding RB, The United Methodist Retirement Homes, Series A, 5.00%, 10/01/47	695	760,532

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 07/01/21(b)	480	519,586

Ohio — 4.1%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	2,000	2,041,440
City of Dayton Ohio Airport Revenue, Refunding ARB, James M. Cox Dayton International Airport, Series A (AGM), AMT, 4.00%, 12/01/32	2,000	2,029,060
Northwest Local School District/Hamilton & Butler Counties, GO, School Improvements, 4.00%, 12/01/50	1,135	1,147,258
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	1,500	1,579,950

		6,797,708
Oklahoma — 2.2%
Norman Oklahoma Regional Hospital Authority, Refunding RB, 4.00%, 09/01/37	1,275	1,295,056
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	806,263
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.25%, 08/15/48	605	674,418
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	820	803,862

		3,579,599
Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	675	704,052
State of Oregon State Facilities Authority, Refunding RB, University of Portland Project, Series A, 5.00%, 04/01/45	1,475	1,629,373

		2,333,425
Pennsylvania — 9.7%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	335	378,215
5.00%, 06/01/34	750	843,443
(AGM), 4.00%, 06/01/39	1,365	1,393,679
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	1,695	1,754,579

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	$495	$494,124
Delaware River Port Authority, RB:
4.50%, 01/01/32	1,500	1,599,210
Series D (AGM), 5.00%, 01/01/40	2,600	2,701,556
Pennsylvania Turnpike Commission, Refunding RB, Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	5,000	5,549,900
Pottsville Hospital Authority, Refunding RB, Lehigh Valley Health Network, Series B, 5.00%, 07/01/45	1,250	1,372,937

		16,087,643
Puerto Rico — 1.1%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	940	951,562
5.63%, 05/15/43	890	901,089

		1,852,651
Rhode Island — 4.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/43	975	990,093
Rhode Island Health & Educational Building Corp., Refunding RB, Series A (AGM), 3.75%, 05/15/32	1,155	1,165,210
Rhode Island Housing & Mortgage Finance Corp., RB, (FHA), S/F Housing, Series 3-B, 4.13%, 10/01/49	480	483,158
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 04/01/19(b)	900	919,476
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/40	1,000	1,068,240
Series B, 4.50%, 06/01/45	2,730	2,777,475

		7,403,652
South Carolina — 0.7%
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,081,490

Tennessee — 2.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/40	1,950	2,084,062
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	931,927
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	275	286,187
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	675	745,187
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 08/15/42	800	842,032

		4,889,395
Texas — 10.6%
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41(d)	11,690	3,742,554
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	1,500	1,581,300
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/38(d)	10,760	4,567,620
Del Mar College District, GOL, Series B, 4.00%, 08/15/48	1,345	1,373,797
Leander ISD, GO, Refunding CAB, Series D (PSF-GTD)(d):
0.00%, 08/15/24(b)	370	192,137
0.00%, 08/15/35	3,630	1,826,289

Security	Par (000)	Value
Texas (continued)
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	$760	$844,808
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	1,355	1,377,683
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	2,000	2,159,020

		17,665,208
Utah — 0.5%
Utah Charter School Finance Authority, RB, Utah Charter Academies Project, 5.00%, 10/15/48	360	398,250
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 04/15/42	400	403,792

		802,042
Vermont — 0.7%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	500	514,110
Vermont Student Assistance Corp., RB, Series A, 4.13%, 06/15/30	655	668,303

		1,182,413
Virginia — 3.3%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	490	511,188
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay:
5.00%, 09/01/44	585	648,496
4.00%, 09/01/48	375	374,348
Virginia HDA, RB, M/F Housing, Rental Housing, Series B, 4.00%, 06/01/53	385	387,810
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(h)	470	484,161
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	725	799,921
Transform 66 P3 Project, 5.00%, 12/31/49	2,135	2,323,691

		5,529,615
Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/38(a)	600	657,558

West Virginia — 1.1%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,865	1,834,768

Wisconsin — 0.6%
Public Finance Authority, Refunding RB, National Gypsum Co., AMT, 4.00%, 08/01/35	280	272,269
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 07/01/37	665	740,425

		1,012,694

Total Municipal Bonds — 137.5% (Cost — $214,160,739)		228,316,036

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 1.0%
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 01/01/42(j)	1,451	1,724,737

Connecticut — 1.7%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	2,611	2,934,212

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey — 0.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(j)	$1,400	$1,458,168

New York — 13.4%
City of New York, GO, Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	3,990	4,191,994
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	405	416,443
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013:
Series BB, 4.00%, 06/15/47	3,660	3,737,811
Series CC, 5.00%, 06/15/47	6,000	6,700,081
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	2,500	2,723,855
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,505	2,740,300
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	1,560	1,690,915

		22,201,399
Texas — 2.9%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,999	3,051,010
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	1,580	1,720,213

		4,771,223
Virginia — 3.1%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	1,996	2,299,402
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,495	2,849,327

		5,148,729

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.0% (Cost — $37,320,827)		38,238,468

Total Long-Term Investments — 160.5% (Cost — $251,481,566)		266,554,504

Security	Shares	Value
Short-Term Securities — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(k)(l)	2,100,576	$2,100,786

Total Short-Term Securities — 1.3% (Cost — $2,100,786)		2,100,786

Total Investments — 161.8% (Cost — $253,582,352)		268,655,290
Other Assets Less Liabilities — 0.3%		612,420
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.0)%		(23,289,087)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.1)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$166,078,623

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)	Non-income producing security.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to January 1, 2026, is $3,415,794. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	136,442	1,964,134	2,100,576	$2,100,786	$9,953	$119	$—

(a)	Includes net capital gain distributions, if applicable.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Bond Trust (BBK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	15	12/19/18	$1,804	$(335)
Long U.S. Treasury Bond	67	12/19/18	9,663	28,584
5-Year U.S. Treasury Note	18	12/31/18	2,041	(727)

				$27,522

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$28,584	$—	$28,584

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,062	$—	$1,062

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,145,196	$—	$1,145,196

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$102,996	$—	$102,996

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$15,882,350

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Bond Trust (BBK)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$266,554,504	$—	$266,554,504
Short-Term Securities	2,100,786	—	—	2,100,786

	$2,100,786	$266,554,504	$—	$268,655,290

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$28,584	$—	$—	$28,584
Liabilities:
Interest rate contracts	(1,062)	—	—	(1,062)

	$27,522	$—	$—	$27,522

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(23,231,940)	$—	$(23,231,940)
VMTP Shares at Liquidation Value	—	(79,900,000)	—	(79,900,000)

	$—	$(103,131,940)	$—	$(103,131,940)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 104.9%

Alabama — 1.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC)(a):
6.00%, 06/01/19	$1,000	$1,031,860
6.13%, 06/01/19	1,000	1,032,770
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	335	367,073

		2,431,703
California — 12.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18(a)	1,000	1,002,820
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,120	1,216,219
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,025	1,191,696
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 04/01/19(a)	3,210	3,286,205
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,000	1,109,970
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	1,835	2,121,389
5.25%, 05/15/38	520	584,178
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 08/01/19(a)	1,125	1,165,084
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,000	1,153,650
5.50%, 11/01/31	1,500	1,730,475
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	505	574,069
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	380	439,508

		15,575,263
Colorado — 4.3%
City & County of Denver Colorado, RB, Series A-2, 0.00%, 08/01/38(b)	915	402,810
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	3,250	3,667,495
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	1,425	1,467,793

		5,538,098
Connecticut — 1.9%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	465	469,404
State of Connecticut, GO:
Series A, 5.00%, 04/15/37	1,285	1,413,564
Series E, 5.00%, 09/15/35(c)	495	549,277

		2,432,245
Florida — 10.1%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/31	4,525	4,953,925
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	205	231,174
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	795	864,237
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	4,215	4,837,808
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,305	1,416,839

Security	Par (000)	Value
Florida (continued)
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	$745	$843,474

		13,147,457
Georgia — 2.5%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	2,500	2,735,275
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A:
3.95%, 12/01/43	335	335,720
4.00%, 12/01/48	175	174,991

		3,245,986
Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A:
4.00%, 03/01/43	170	171,674
4.00%, 03/01/38	170	172,098
4.00%, 03/01/48	170	170,974

		514,746
Illinois — 21.8%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, 3rd Lien, Series C (AGC), 5.25%, 01/01/30	1,000	1,039,900
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(a)	690	750,706
Series A, 5.75%, 01/01/39	135	145,660
Series C, 6.50%, 01/01/21(a)	3,740	4,132,513
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	1,300	1,313,819
Sales Tax Receipts, 5.25%, 12/01/36	3,185	3,390,273
Sales Tax Receipts, 5.25%, 12/01/40	3,000	3,189,540
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,126,720
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,480	1,553,245
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	855	902,196
5.25%, 12/01/43	1,430	1,487,572
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,885	2,066,620
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	520	566,519
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	915	1,003,252
6.00%, 06/01/21	260	288,530
State of Illinois, GO:
5.25%, 02/01/31	610	647,021
5.25%, 02/01/32	1,010	1,069,277
5.50%, 07/01/33	1,000	1,070,570
5.50%, 07/01/38	270	286,856
Refunding Series B, 5.00%, 10/01/27(c)	345	368,315

		28,399,104
Indiana — 1.9%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	470	475,960
5.50%, 01/01/38	1,945	1,968,515

		2,444,475

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC)(a):
5.25%, 02/01/19	$100	$101,492
5.25%, 02/01/19	800	811,936

		913,428
Louisiana — 1.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring(a):
Series A-1 (AGC), 6.00%, 01/01/19	375	380,355
Series A-2 (AGC), 6.00%, 01/01/19	150	152,142
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	790	814,695

		1,347,192
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	695	752,442
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/35	500	549,015

		1,301,457
Michigan — 2.1%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 07/01/19(a)	1,695	1,757,376
6.25%, 07/01/36	5	5,171
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	305	305,000
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	660	657,703

		2,725,250
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	565	570,469
6.50%, 11/15/38	3,115	3,144,904

		3,715,373
Mississippi — 1.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,203,170
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,147,590

		2,350,760
Nevada — 1.6%
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	2,000	2,059,020

New Jersey — 7.3%
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 4.00%, 07/01/47	300	301,761
Virtua Health, Series A (AGC), 5.50%, 07/01/38	1,300	1,339,585
New Jersey Housing & Mortgage Finance Agency, RB, S/F, Series CC, 5.25%, 10/01/29	1,350	1,364,688
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.50%, 12/15/38	2,000	2,020,160
Series AA, 5.50%, 06/15/39	1,620	1,746,538
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/36	425	473,862
Series A, 5.00%, 06/01/46	1,365	1,487,932
Series A, 5.25%, 06/01/46	355	396,247
Sub-Series B, 5.00%, 06/01/46	340	366,330

		9,497,103

Security	Par (000)	Value
New York — 5.2%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/29	$2,465	$2,500,323
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(a)	1,565	1,733,378
Series A-1, 5.25%, 11/15/39	1,000	1,120,720
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	920	1,040,787
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	420	410,525

		6,805,733
Ohio — 0.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	470	523,834

Oklahoma — 0.7%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	990	970,517

Oregon — 0.5%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	510	228,985
State of Oregon Housing & Community Services Department, RB, S/F Mortgage Program, Series C, 3.95%, 07/01/43(c)	400	400,864

		629,849
Pennsylvania — 3.5%
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	530	529,062
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	535	542,367
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	1,720	1,877,689
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,500	1,651,470

		4,600,588
South Carolina — 3.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,525	1,739,323
State of South Carolina Public Service Authority, RB, Series E:
5.00%, 12/01/48	430	451,986
5.50%, 12/01/53	500	540,745
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,825	1,981,366

		4,713,420
Texas — 12.8%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	980	1,088,917
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 08/15/41	3,365	3,482,977
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
5.38%, 05/15/19	945	968,984
5.38%, 05/15/19	55	56,415
6.00%, 05/15/19	2,465	2,538,137
6.00%, 05/15/19	135	139,054
6.00%, 05/15/19	2,100	2,162,307
6.00%, 05/15/19	115	118,453
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 01/01/19(a)	205	208,255
6.50%, 07/01/37	795	806,758

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
Del Mar College District, GOL, Series B, 4.00%, 08/15/48	$775	$791,593
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,000	1,133,490
North Texas Tollway Authority, Refunding RB, 1st Tier(a):
(AGM), 6.00%, 01/01/21	1,000	1,094,830
Series K-1 (AGC), 5.75%, 01/01/19	1,500	1,519,725
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	440	489,100

		16,598,995
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	370	400,655
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	1,000	1,011,840

		1,412,495
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	1,025	1,108,876
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	795	860,055

		1,968,931
West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	550	541,085

Total Municipal Bonds — 104.9% (Cost — $129,739,281)		136,404,107

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 12.8%
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,640	1,707,338
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,775	3,156,877
San Marcos Unified School District, GO, Election of 2010, Series A, 5.25%, 08/01/21(a)	10,680	11,762,988

		16,627,203
Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,306	1,467,106

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(e)	759	761,832

Georgia — 0.8%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,045,203

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,700	1,762,407

Illinois — 5.4%
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	825	910,566
Series B, 5.00%, 01/01/40	3,329	3,679,924
Series C, 5.00%, 01/01/38	2,252	2,474,616

		7,065,106

Security	Par (000)	Value
Iowa — 1.1%
Iowa Finance Authority, Refunding RB, UnityPoint Health, Series E, 4.00%, 08/15/46	$1,455	$1,457,760

Michigan — 2.3%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	2,650	2,950,059

Nevada — 3.4%
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,100	4,414,880

New Jersey — 6.7%
New Jersey EDA, RB, School Facilities Construction (AGC)(a):
6.00%, 12/15/18	986	998,101
6.00%, 12/15/18	14	14,124
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/20(a)(e)	6,020	6,670,582
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	1,000	1,041,548

		8,724,355
New York — 12.2%
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	3,019	3,275,823
Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 06/15/44	4,993	5,473,005
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	900	911,007
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(e)	1,000	1,089,542
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,955	3,232,569
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(e)	1,740	1,925,239

		15,907,185
North Carolina — 2.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,400	2,685,036
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	985	993,310

		3,678,346
Pennsylvania — 3.5%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,349	1,498,958
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,094	1,252,477
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,640	1,838,178

		4,589,613
Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	2,004,455

Texas — 5.7%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,456	4,832,165
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(a)	2,310	2,544,684

		7,376,849

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	$1,005	$1,035,695

Virginia — 1.2%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 01/01/57(e)	1,337	1,587,922

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 06/01/48(e)	1,511	1,516,841

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 64.6% (Cost — $81,097,619)		83,972,817

Total Long-Term Investments — 169.5% (Cost — $210,836,900)		220,376,924

	Shares
Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(f)(g)	690,077	690,146

Total Short-Term Securities — 0.5% (Cost — $690,146)		690,146

Total Investments — 170.0% (Cost — $211,527,046)		221,067,070
Other Assets Less Liabilities — 0.4%		495,694
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (37.9)%		(49,340,751)
VMTP Shares, at Liquidation Value — (32.5)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$130,022,013

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2018 to June 1, 2026, is $9,194,903. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	189,247	500,830	690,077	$690,146	$9,228	$(336)	$19

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	6	12/19/18	$722	$(123)
Long U.S. Treasury Bond	25	12/19/18	3,605	11,584
5-Year U.S. Treasury Note	25	12/31/18	2,835	(785)

				$10,676

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Investment Quality Trust (BAF)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$11,584	$—	$11,584

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$908	$—	$908

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$636,074	$—	$636,074

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$55,295	$—	$55,295

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,287,492

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$220,376,924	$—	$220,376,924
Short-Term Securities	690,146	—	—	690,146

	$690,146	$220,376,924	$—	$221,067,070

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$11,584	$—	$—	$11,584
Liabilities:
Interest rate contracts	(908)	—	—	(908)

	$10,676	$—	$—	$10,676

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Investment Quality Trust (BAF)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(49,192,412)	$—	$(49,192,412)
VMTP Shares at Liquidation Value	—	(42,200,000)	—	(42,200,000)

	$—	$(91,392,412)	$—	$(91,392,412)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 116.0%

Alabama — 3.4%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 0.00%, 03/01/45(a)	$1,165	$1,249,043
City of Birmingham Alabama Airport Authority, ARB, (AGM), 5.50%, 07/01/40	5,800	6,155,946
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(b)	1,495	1,542,631
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(b)	3,800	4,119,922

		13,067,542
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,070	1,158,393

Arizona — 0.4%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,250	1,290,513
5.25%, 10/01/28	250	258,790

		1,549,303
California — 9.9%
California Health Facilities Financing Authority, RB, Series A:
St. Joseph Health System, 5.75%, 07/01/39	625	646,194
Sutter Health, 5.00%, 11/15/48	1,280	1,452,390
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,465	1,867,641
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 01/01/28(b)	10,100	12,319,172
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,620	1,761,604
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	1,500	1,543,140
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 08/01/43(a)	1,580	1,306,218
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	2,000	941,000
CAB, Series G, 0.00%, 07/01/34	725	354,917
CAB, Series G, 0.00%, 07/01/35	775	356,926
CAB, Series G, 0.00%, 07/01/36	1,155	500,450
CAB, Series G, 0.00%, 07/01/37	770	313,998
CAB, Series K-2, 0.00%, 07/01/38	1,745	813,257
CAB, Series K-2, 0.00%, 07/01/39	2,115	943,480
CAB, Series K-2, 0.00%, 07/01/40	2,715	1,161,314
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,400	908,628
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,100	1,199,220
State of California, GO, Various Purposes, 5.00%, 04/01/42	3,000	3,287,010
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	1,415	1,631,665
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/37(c)	10,000	4,944,800

		38,253,024
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	960	1,012,704

Security	Par (000)	Value
Colorado (continued)
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	$1,305	$1,423,651

		2,436,355
Connecticut — 1.4%
State of Connecticut, GO, Series E, 5.00%, 09/15/37(d)	2,280	2,515,934
University of Connecticut, RB, Series A, 5.00%, 01/15/34	2,620	2,888,655

		5,404,589
Delaware — 0.8%
County of Kent Delaware, RB, CHF-Dover, LLC-Delaware State University Project, Series A:
5.00%, 07/01/40	770	828,766
5.00%, 07/01/48	2,110	2,257,468

		3,086,234
District of Columbia — 2.5%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	9,500	9,839,340

Florida — 8.8%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,795	1,936,787
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(b)	6,750	6,768,428
County of Miami-Dade Florida, RB, Seaport Department, Series A, 6.00%, 10/01/38	2,770	3,179,295
County of Miami-Dade Florida Aviation, Refunding ARB(b):
Aviation, Miami International Airport, Series A-1, 5.50%, 10/01/20	5,000	5,375,650
Series A, 5.50%, 10/01/19	5,000	5,200,950
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,910	4,304,597
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	685	759,692
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	630	683,991
5.00%, 08/01/47	1,845	1,997,877
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/19(b)	300	309,642
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,340	1,515,192
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	2,000	2,198,360

		34,230,461
Georgia — 2.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 01/01/30	7,500	8,205,825
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	545	622,575
County of Georgia Housing & Finance Authority, RB, S/F Housing, Series A:
3.95%, 12/01/43	685	686,473
4.00%, 12/01/48	500	499,975
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	155	168,719
5.00%, 04/01/44	595	639,191

		10,822,758

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Hawaii — 1.4%
State of Hawaii Harbor System, RB, Series A, 5.50%, 07/01/35	$5,000	$5,310,550

Illinois — 13.2%
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, 5.63%, 01/01/21(b)	1,230	1,334,735
3rd Lien, 5.63%, 01/01/35	295	317,255
Senior Lien, Series D, 5.25%, 01/01/42	3,300	3,741,672
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series D, 5.25%, 01/01/34	9,800	10,795,778
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	3,500	3,865,190
Sales Tax Receipts, 5.25%, 12/01/36	650	691,893
Cook County Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	7,700	7,990,983
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,000	1,055,200
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	210	221,197
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/37	700	762,622
5.00%, 02/15/47	480	518,030
5.00%, 02/15/50	240	258,079
Illinois Finance Authority, Refunding RB:
OSF Health Care System, Series A, 5.00%, 11/15/45	2,815	3,040,453
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	3,130	3,136,510
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	390	417,339
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	900	899,982
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	710	787,908
State of Illinois, GO:
5.25%, 07/01/29	8,345	8,850,457
5.50%, 07/01/33	880	942,102
5.50%, 07/01/38	1,475	1,567,084

		51,194,469
Indiana — 1.8%
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	1,100	1,195,700
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(b)	1,125	1,139,265
5.50%, 01/01/38	4,625	4,680,916

		7,015,881
Iowa — 2.3%
Iowa Finance Authority, RB:
Iowa Health Care Facilities, Genesis Health System, 5.50%, 07/01/33	3,000	3,397,620
Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(b)	5,000	5,181,100
Lifespace Communities, Series A, 5.00%, 05/15/43	485	518,824

		9,097,544
Kentucky — 0.4%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 02/01/19(b)	1,330	1,349,844
5.25%, 02/01/29	170	172,424

		1,522,268

Security	Par (000)	Value
Maryland — 1.0%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System Issue, 4.00%, 07/01/48	$4,000	$4,033,960

Massachusetts — 3.6%
Massachusetts Development Finance Agency, RB, Emerson College Issue:
Series A, 5.00%, 01/01/47	2,370	2,565,881
5.00%, 01/01/48	2,595	2,828,887
Massachusetts Development Finance Agency, Refunding RB:
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	190	203,851
Umass Memorial Healthcare, 5.00%, 07/01/44	3,700	4,041,584
Western New England University, 5.00%, 09/01/43	1,750	1,917,090
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	365	360,890
3.85%, 06/01/46	490	484,208
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,395	1,536,816

		13,939,207
Michigan — 6.2%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,100	1,199,396
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/41	2,235	2,463,573
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	9,020	9,717,065
Trinity Health Credit Group, 5.00%, 12/01/21(b)	30	32,848
Michigan State Housing Development Authority, RB, S/F Housing, Series A, 3.80%, 10/01/38	3,965	3,948,347
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,560	1,702,787
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	2,000	2,187,360
Series I-A, 5.38%, 10/15/41	800	871,920
Series II-A, 5.38%, 10/15/36	1,500	1,645,260
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	430	478,719

		24,247,275
Nebraska — 1.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	6,345	6,973,092

Nevada — 1.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	3,000	3,130,140
(AGM), 5.25%, 07/01/39	4,100	4,279,498

		7,409,638
New Jersey — 9.0%
New Jersey EDA, RB:
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	375	403,946
Series WW, 5.25%, 06/15/33	170	185,978
Series WW, 5.00%, 06/15/34	225	242,102
Series WW, 5.00%, 06/15/36	1,395	1,494,129
Series WW, 5.25%, 06/15/40	400	432,112
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	930	932,706

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hospital Asset Transfer Program, 5.00%, 10/01/37	$1,605	$1,743,528
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 06/15/36	5,070	5,342,310
CAB, Transportation System, Series A, 0.00%, 12/15/38(c)	5,845	2,278,615
Transportation Program, Series AA, 5.25%, 06/15/33	1,660	1,776,134
Transportation Program, Series AA, 5.00%, 06/15/38	945	1,000,264
Transportation System, Series A, 5.50%, 06/15/41	3,000	3,139,500
Transportation System, Series AA, 5.50%, 06/15/39	3,785	4,080,646
Transportation System, Series B, 5.25%, 06/15/36	5,000	5,206,550
Transportation System, Series D, 5.00%, 06/15/32	900	969,138
South Jersey Port Corp., RB, Sub-Marine Terminal, Series A, 5.00%, 01/01/49	720	788,436
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/36	1,750	1,951,197
5.25%, 06/01/46	1,725	1,925,428
Tobacco Settlement Bonds, 5.00%, 06/01/33	1,000	1,126,350

		35,019,069
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	405	447,719

New York — 3.5%
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 01/15/33	1,950	1,976,442
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,650	1,824,174
City of New York Water & Sewer System, Refunding RB, Water and Sewer System, 2nd General Resolution, Fiscal 2013, Series BB, 4.00%, 06/15/47	2,855	2,915,697
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	480	526,104
5.75%, 02/15/47	290	314,366
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	1,570	1,764,994
State of New York Dormitory Authority, RB, Education, Series B, 5.75%, 03/15/19(b)	1,300	1,328,860
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	2,810	2,787,351

		13,437,988
North Carolina — 0.6%
North Carolina Medical Care Commission, Refunding RB, The United Methodist Retirement Homes, Series A:
5.00%, 10/01/42	350	383,866
5.00%, 10/01/47	1,630	1,783,693

		2,167,559
Ohio — 2.4%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	610	695,327
Northwest Local School District/Hamilton & Butler Counties, GO, School Improvements, 4.00%, 12/01/50	2,645	2,673,566
State of Ohio, Refunding RB, University Hospitals Health System, Series A, 5.00%, 01/15/41	3,500	3,686,550
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	780	868,296
5.25%, 02/15/33	1,095	1,217,497

		9,141,236
Oregon — 0.4%
Counties of Washington & Multnomah Oregon School District No. 48J Beaverton, GO, Convertible CAB, Series D, 5.00%, 06/15/36(a)	945	1,089,859

Security	Par (000)	Value
Oregon (continued)
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	$1,115	$500,624

		1,590,483
Pennsylvania — 5.7%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	790	891,910
5.00%, 06/01/34	1,750	1,968,033
(AGM), 4.00%, 06/01/39	3,230	3,297,862
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	1,145	1,142,973
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	1,770	1,800,639
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,245	4,698,833
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	695	766,863
Series A-1, 5.00%, 12/01/41	2,730	3,020,963
Series B, 5.00%, 12/01/40	1,060	1,175,137
Series C, 5.50%, 12/01/23(b)	630	736,401
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	625	682,906
Pennsylvania Turnpike Commission, Refunding RB:
Series A-1, 5.00%, 12/01/40	850	939,335
Turnpike Subordinate Revenue, Second Series, 5.00%, 12/01/35	860	954,583

		22,076,438
Rhode Island — 2.1%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/43	2,275	2,310,217
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	5,855	5,956,818

		8,267,035
South Carolina — 6.2%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	260	293,254
Spartanburg Regional Health Services District, Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,483,585
State of South Carolina Ports Authority, ARB, 5.25%, 07/01/20(b)	5,000	5,310,500
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	6,960	7,575,751
Series E, 5.50%, 12/01/53	1,610	1,741,199
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	2,360	2,496,691
(AGM), 5.00%, 12/01/56	2,845	3,122,388

		24,023,368
Tennessee — 0.0%
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	35	38,639

Texas — 15.7%
City of Arlington Texas, Special Tax Bonds, Sub Lien, Series C (BAM), 5.00%, 02/15/45	2,105	2,217,218
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	615	673,370
Coppell Texas ISD, GO, CAB, Refunding (PSF-GTD), 0.00%, 08/15/30(c)	10,030	6,929,526

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Texas (continued)
County of Harris Texas, GO, Refunding, (NPFGC)(c):
0.00%, 08/15/25	$7,485	$6,251,547
0.00%, 08/15/28	10,915	8,213,537
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Junior Lien, Series H (NPFGC)(c):
0.00%, 11/15/38	5,785	2,136,516
0.00%, 11/15/39	6,160	2,128,896
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	2,340	1,112,483
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,090	1,226,806
Del Mar College District, GOL, Series B, 4.00%, 08/15/48	3,175	3,242,977
Grand Parkway Transportation Corp., RB:
Convertible CAB, Series B, 0.00%, 10/01/46(a)	2,365	2,232,323
Subordinate Tier Toll Revenue Bonds, Series B, 5.00%, 04/01/53	465	507,534
Subordinate Tier Toll Revenue Bonds, TELA Supported, Series A, 5.00%, 10/01/48	1,810	2,059,165
Harris County-Houston Sports Authority, Refunding RB, 3rd Lien, Series A (NPFGC)(c):
0.00%, 11/15/24(b)	5,965	2,231,805
0.00%, 11/15/38	10,925	3,760,057
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	3,775	1,609,320
North Texas Tollway Authority, RB(b):
CAB, Special Project System, Series B, 0.00%, 09/01/31(c)	1,975	846,860
Convertible CAB, Series C, 0.00%, 09/01/31(a)	2,500	2,985,050
Special Projects System, Series A, 6.00%, 09/01/21	1,000	1,117,030
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/19(b)	510	517,033
1st Tier System, Series A, 6.00%, 01/01/28	115	116,495
Series B, 5.00%, 01/01/40	385	417,933
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	3,155	3,207,815
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	2,105	2,268,348
5.00%, 12/15/32	2,540	2,733,954

		60,743,598
Utah — 1.0%
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 07/01/42	2,575	2,930,813
Utah Charter School Finance Authority, RB, Utah Charter Academies Project, 5.00%, 10/15/48	840	929,250

		3,860,063
Virginia — 0.9%
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health, 5.50%, 05/15/19(b)	260	266,913
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay:
5.00%, 09/01/44	1,375	1,524,242
4.00%, 09/01/48	885	883,460
Virginia HDA, RB, M/F Housing, Rental Housing, Series B, 4.00%, 06/01/53	895	901,534

		3,576,149
Washington — 1.1%
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	2,000	2,188,240

Security	Par (000)	Value
Washington (continued)
Providence Health & Services, Series A, 5.25%, 10/01/39	$675	$705,564
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/38(e)	1,400	1,534,302

		4,428,106
West Virginia — 1.1%
West Virginia Hospital Finance Authority, RB, Improvement West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	4,385	4,313,919

Wisconsin — 1.7%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,500	1,551,720
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	5,000	4,999,900

		6,551,620

Total Municipal Bonds — 116.0% (Cost — $421,952,369)		450,274,872

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 0.3%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(b)	1,300	1,335,113

California — 2.0%
California State University, RB, Systemwide, Series A (AGM):
5.00%, 05/01/18(b)	84	83,943
5.00%, 11/01/33(g)	2	2,197
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(g)	3,432	4,079,490
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	449	463,827
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	3,077	3,087,950

		7,717,407
Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,561	1,753,782

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	1,080	1,127,998

Florida — 5.9%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	3,500	3,875,830
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,950	2,099,428
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	10,101	10,761,765
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(b)	6,096	6,304,898

		23,041,921
Illinois — 5.2%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 08/15/41	2,400	2,628,444
State of Illinois, RB, Build Illinois, Series B, 5.25%, 12/01/18(b)(g)	1,400	1,438,016
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	7,714	8,410,967
Series A, 5.00%, 01/01/40	3,045	3,360,816
Series B, 5.00%, 01/01/40	1,170	1,292,946

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Series C, 5.00%, 01/01/38	$2,658	$2,920,047

		20,051,236
Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	5,363	6,329,438

Maryland — 0.9%
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	3,139	3,552,144

Massachusetts — 3.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,661	1,845,953
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 4.00%, 07/01/35	7,070	7,297,654
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 11/15/46(g)	3,300	3,735,080

		12,878,687
Michigan — 0.9%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	2,220	2,447,030
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	960	1,068,701

		3,515,731
Nevada — 2.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 11/05/18(b)(g)	4,197	4,299,901
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(b)	2,024	2,092,248
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,900	4,383,356

		10,775,505
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	920	1,037,797
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	2,000	2,083,096

		3,120,893
New York — 13.5%
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	6,240	6,968,085
2nd General Resolution, Series FF, 5.00%, 06/15/39	8,355	9,375,786
Series DD, 5.00%, 06/15/35	1,845	2,070,920
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,850	4,371,560
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,698	1,920,824
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/30	12,500	13,861,312
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	5,720	6,273,710
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,561	2,944,397
Triborough Bridge & Tunnel Authority, RB, General, Series A-2:
5.25%, 11/15/18(b)	1,684	1,696,117
5.25%, 11/15/34(g)	2,816	2,836,531

		52,319,242

Security	Par (000)	Value
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	$620	$627,862

Pennsylvania — 1.8%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,020	1,130,150
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,997	5,719,521

		6,849,671
South Carolina — 0.1%
South Carolina Public Service Authority, Refunding RB, Series A(b)(g):
5.50%, 01/01/38	48	48,414
5.50%, 01/01/38	553	559,807

		608,221
Texas — 3.2%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	7,001	7,124,108
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	719	780,081
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,920	4,370,702

		12,274,891
Virginia — 0.6%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	1,996	2,299,402

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	3,210	3,714,559

Wisconsin — 1.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 04/01/42	3,520	3,757,107
Series C, 5.25%, 04/01/19(b)	2,500	2,551,975

		6,309,082

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.4% (Cost — $176,339,644)		180,202,785

Total Long-Term Investments — 162.4% (Cost — $598,292,013)		630,477,657

	Shares
Short-Term Securities — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(h)(i)	4,490,659	4,491,108

Total Short-Term Securities — 1.2% (Cost — $4,491,108)		4,491,108

Total Investments — 163.6% (Cost — $602,783,121)		634,968,765
Other Assets Less Liabilities — 0.6%		2,567,785
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.9)%		(112,187,673)
VMTP Shares at Liquidation Value — (35.3)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$388,148,877

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Quality Trust (BYM)

(a)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November, 5, 2018 to January, 1, 2038, is $13,727,682. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,889,865	2,600,794	4,490,659	$4,491,108	$31,401	$719	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	42	12/19/18	$5,051	$(943)
Long U.S. Treasury Bond	140	12/19/18	20,191	59,313
5-Year U.S. Treasury Note	50	12/31/18	5,670	(1,930)

				$56,440

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$59,313	$—	$59,313

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,873	$—	$2,873

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,248,136	$—	$2,248,136

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$205,011	$—	$205,011

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Quality Trust (BYM)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,579,098

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$630,477,657	$—	$630,477,657
Short-Term Securities	4,491,108	—	—	4,491,108

	$4,491,108	$630,477,657	$—	$634,968,765

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$59,313	$—	$—	$59,313
Liabilities:
Interest rate contracts	(2,873)	—	—	(2,873)

	$56,440	$—	$—	$56,440

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(111,781,460)	$—	$(111,781,460)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(248,981,460)	$—	$(248,981,460)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments August 31, 2018	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds 129.0%

Alabama — 2.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Senior Lien-Warrants Series A (AGM):
5.00%, 10/01/44	$540	$587,974
5.25%, 10/01/48	1,320	1,450,561
Sub Lien-Warrants 7.00%, 10/01/51	3,220	3,877,910
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,401,543

		7,317,988
Arizona — 2.8%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,825	1,872,395
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	6,610,813
5.00%, 12/01/37	1,000	1,185,380

		9,668,588
California — 12.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 04/01/19(b)	2,480	2,540,636
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	3,500	3,800,685
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	1,365	1,526,971
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	160	174,907
5.25%, 08/15/49	395	428,931
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/36	345	384,520
5.00%, 02/01/37	260	288,779
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	4,370	4,602,397
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.00%, 12/01/46(a)	490	527,034
City of Los Angeles California Department of Airports, ARB, Subordinate, Series C, AMT, 5.00%, 05/15/44	845	952,366
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 05/15/40	6,500	6,848,790
5.25%, 05/15/39	860	882,119
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	380	447,876
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	1,080	1,125,619
San Marcos Unified School District, GO, CAB, Election of 2010, Series B(c):
0.00%, 08/01/33	3,000	1,770,360
0.00%, 08/01/43	2,500	953,025
State of California, GO, Various Purposes:
6.50%, 04/01/19(b)	5,765	5,934,606
6.00%, 03/01/33	1,760	1,874,030
6.50%, 04/01/33	4,880	5,015,859
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	825	925,435
Sub-Series I-1, 6.38%, 11/01/19(b)	1,280	1,352,410

		42,357,355

Security	Par (000)	Value
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 07/01/34	$2,330	$2,384,918

Connecticut — 0.3%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,005	1,036,999

Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,240	1,314,053
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	1,260	1,381,237
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,275	4,447,667

		7,142,957
District of Columbia — 4.9%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	465	528,803
Georgetown University Issue, 5.00%, 04/01/42	540	605,902
Kipp Charter School, Series A, 6.00%, 07/01/23(b)	820	965,492
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 05/15/40	11,500	11,910,780
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	550	565,746
5.25%, 10/01/44	2,000	2,061,880

		16,638,603
Florida — 5.0%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	1,665	1,780,684
County of Broward Florida Airport System Revenue, ARB, AMT, 5.00%, 10/01/47	315	351,707
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,576,281
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport:
Series A (AGC), AMT, 5.25%, 10/01/18(b)	1,385	1,388,629
Series A (AGC), AMT, 5.25%, 10/01/38	240	240,619
Series A-1, 5.38%, 10/01/20(b)	1,255	1,346,113
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/20(b)	5,000	5,330,300
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	3,300	3,807,276
Stevens Plantation Community Development District, RB, Special Assessment, Series A, 7.10%, 05/01/35(d)(e)	1,795	1,256,500

		17,078,109
Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,325	1,351,116
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	555	633,998
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	915	948,352

		2,933,466
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 07/01/30	1,480	1,564,242

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Idaho — 0.3%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, Series A, 5.00%, 12/01/46	$805	$901,632

Illinois — 19.2%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	495	511,236
Project, Series C, 5.25%, 12/01/35	1,600	1,660,128
Refunding Dedicated Revenues, Series D, 5.00%, 12/01/27	920	970,766
Refunding Dedicated Revenues, Series F, 5.00%, 12/01/22	675	705,861
Refunding Dedicated Revenues, Series G, 5.00%, 12/01/34	495	513,508
City of Chicago Illinois, GO, Project, Series A, 5.00%, 01/01/34	2,705	2,779,739
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 01/01/32	4,940	5,230,670
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(b)	4,200	4,569,516
Series A, 5.75%, 01/01/39	800	863,168
Series C, 6.50%, 01/01/21(b)	6,430	7,104,828
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,150	1,222,657
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	845	891,644
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,060	1,142,871
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	1,750	1,824,497
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 06/15/30(f)	7,445	7,461,900
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 06/15/50	6,725	6,958,223
Series B-2, 5.00%, 06/15/50	2,725	2,773,968
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	520	570,154
6.00%, 06/01/21	1,255	1,392,711
State of Illinois, GO:
5.00%, 02/01/39	1,640	1,684,428
Series A, 5.00%, 04/01/35	2,500	2,587,600
Series A, 5.00%, 04/01/38	3,885	4,004,813
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)	685	704,016
State of Illinois Toll Highway Authority, RB, Series C:
Senior, 5.00%, 01/01/36	2,815	3,106,212
5.00%, 01/01/37	3,005	3,306,822
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	1,050	1,134,599

		65,676,535
Indiana — 4.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	845	982,152
7.00%, 01/01/44	3,535	4,134,571
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,510	3,815,370
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	485	515,453
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	1,610	1,706,697
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	435	465,102

Security	Par (000)	Value
Indiana (continued)
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	$915	$952,423
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	1,180	1,205,842
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	1,200	1,217,136
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,380	1,521,671

		16,516,417
Iowa — 2.0%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(g)	3,060	3,249,414
Midwestern Disaster Area, 5.50%, 12/01/22	10	10,059
Midwestern Disaster Area, 5.25%, 12/01/25	500	533,140
Midwestern Disaster Area, 5.88%, 12/01/26(a)	445	467,588
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	780	810,397
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 06/01/46	1,610	1,626,599

		6,697,197
Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	1,060	1,132,875
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 07/01/43(f)	1,280	1,203,277

		2,336,152
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,650	3,969,630
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	1,100	1,153,064
5.25%, 05/15/31	935	996,018
5.25%, 05/15/32	1,195	1,291,795
5.25%, 05/15/33	1,300	1,395,381
5.25%, 05/15/35	795	854,816

		9,660,704
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 06/01/20(b)	475	507,808
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	800	831,792
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	455	513,654
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 01/01/21(b)	2,400	2,632,536

		4,485,790
Massachusetts — 0.7%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42(a)	1,530	1,540,955
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 07/01/19(b)	955	981,234

		2,522,189

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Michigan — 2.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	$4,825	$5,226,778
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	830	880,431
5.50%, 05/15/36	670	703,574
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	940	1,009,137
Henry Ford Health System, 4.00%, 11/15/46	865	856,289

		8,676,209
Missouri — 2.3%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33(e)	6,000	3,120,000
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	275	302,352
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 02/01/42	1,135	1,168,664
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	2,825	3,153,208
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	265	283,343

		8,027,567
Multi-State — 1.9%
Centerline Equity Issuer Trust(a):
Series A-4-2, 6.00%, 05/15/19	3,500	3,593,310
Series B-3-2, 6.30%, 05/15/19	3,000	3,085,800

		6,679,110
Nebraska — 1.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	895	983,596
5.00%, 09/01/42	1,570	1,710,641
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 01/01/40	1,245	1,293,418
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.63%, 01/01/40	1,635	1,698,585

		5,686,240
New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a)(h):
Series B, 4.63%, 11/01/42	1,700	1,706,732
Series C, AMT, 4.88%, 11/01/42	975	979,241

		2,685,973
New Jersey — 9.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,805	1,932,018
5.25%, 11/01/44	1,640	1,752,635
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	1,165	1,175,986
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 09/15/19	235	237,959
5.13%, 09/15/23	2,130	2,299,420
5.25%, 09/15/29	2,130	2,312,371
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	1,570	1,681,015

Security	Par (000)	Value
New Jersey (continued)
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	$7,475	$8,687,071
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,355	1,506,475
Series A, 5.00%, 01/01/43	770	834,749
Series E, 5.00%, 01/01/45	2,810	3,105,781
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 06/15/44	730	768,821
Transportation Program, Series AA, 5.00%, 06/15/44	1,355	1,419,918
Transportation System, Series B, 5.25%, 06/15/36	2,690	2,801,124
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	570	629,867
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	580	647,390
Sub-Series B, 5.00%, 06/01/46	815	878,114

		32,670,714
New York — 9.9%
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	2,680	2,897,375
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	2,000	2,071,980
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	805	855,133
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/39	1,005	1,139,509
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	2,555	2,886,588
5.25%, 11/15/39	910	1,027,072
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	5,115	5,786,548
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,135	1,227,491
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,335	1,400,629
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	4,320	4,540,190
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	365	400,697
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	910	1,001,610
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT:
5.00%, 08/01/26	675	709,202
5.00%, 08/01/31	1,620	1,690,178
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42(a)	1,145	1,153,198
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Special Project, Series 8:
6.00%, 12/01/36	1,410	1,536,082
6.00%, 12/01/42	1,635	1,779,698
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series, 5.00%, 11/15/47	1,570	1,792,155

		33,895,335
North Carolina — 1.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,000	1,041,080

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 06/01/19(b)	$1,525	$1,563,247
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 07/01/35	1,530	1,706,486
Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	625	712,156

		5,022,969
Ohio — 3.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 6.50%, 06/01/47	3,550	3,623,556
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	3,405	3,605,112
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	710	770,797
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	435	486,517
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.00%, 05/01/19(b)	1,055	1,077,714
Series A, 5.00%, 05/01/39	1,970	1,995,315
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	870	945,768

		12,504,779
Oklahoma — 1.1%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	1,275	1,421,293
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	2,120	2,219,280

		3,640,573
Pennsylvania — 3.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,500	2,582,400
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B, 5.00%, 07/01/47	490	542,606
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	685	738,142
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment:
5.00%, 06/01/33	115	129,835
5.00%, 06/01/34	150	168,689
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	615	613,911
5.00%, 09/01/43	1,350	1,504,994
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	3,030	3,258,947
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	2,065	2,135,458
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,306,691

		12,981,673
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	2,000	2,024,600
5.63%, 05/15/43	1,910	1,933,799

		3,958,399

Security	Par (000)	Value
Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	$1,690	$1,826,146
Series B, 4.50%, 06/01/45	2,850	2,899,562
Series B, 5.00%, 06/01/50	3,175	3,330,130

		8,055,838
South Carolina — 3.8%
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	3,595	3,818,250
AMT, 5.25%, 07/01/55	1,390	1,539,091
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	3,575	3,891,280
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,385	3,675,027

		12,923,648
Tennessee — 0.7%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/45	1,470	1,571,063
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	740	816,945

		2,388,008
Texas — 11.7%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	2,350	2,577,692
Sub-Lien, 5.00%, 01/01/33	390	418,111
City of Austin Texas Airport System, ARB, AMT, 5.00%, 11/15/39	665	726,665
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	460	497,044
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 05/15/19(b)	9,145	9,416,505
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(b)	485	581,573
County of Harris Texas Houston Sports Authority, Refunding RB, 3rd Lien, Series A (NATL)(c):
0.00%, 11/15/24(b)	2,300	970,416
0.00%, 11/15/36	23,075	8,977,790
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 09/15/37(c)	6,055	2,715,910
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	4,085	4,412,168
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	2,720	3,108,117
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	3,000	3,238,530
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,250	2,379,870

		40,020,391
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/47	995	1,108,191
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	390	346,262

		1,454,453

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Virginia — 1.6%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	$1,205	$1,431,082
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	1,755	1,886,660
6.00%, 01/01/37	2,120	2,339,081

		5,656,823
Washington — 3.9%
City of Bellingham Washington Water & Sewer, RB, 5.00%, 08/01/36	5,050	5,436,931
Grant County Public Utility District No. 2, Refunding RB, Series A, 5.00%, 01/01/43	2,335	2,596,053
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT, 5.00%, 05/01/42	1,615	1,797,027
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	815	889,246
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	2,445	2,677,104

		13,396,361
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	910	941,377

Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	3,355	3,461,823

Total Municipal Bonds — 129.0% (Cost — $420,845,741)		441,648,104

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 6.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42	3,358	3,493,677
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18(b)(j)	2,849	2,856,856
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	10,335	10,749,812
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	3,345	3,792,221
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	1,840	1,901,693

		22,794,259
Colorado — 0.8%
City & County of Denver CO Airport System Revenue, Refunding RB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(a)(g)(j)	2,463	2,818,279

Georgia — 1.4%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 09/01/18(b)	4,638	4,638,378

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 4.00%, 02/15/41	1,544	1,581,998

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	2,238	2,298,378

Security	Par (000)	Value
Massachusetts (continued)
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	$2,461	$2,640,731

		4,939,109
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 06/01/19(b)(j)	2,219	2,277,634

New York — 10.9%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,710	1,758,313
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 06/15/31(j)	9,150	9,859,827
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(j)	1,750	1,906,698
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	11,670	12,766,186
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	7,040	7,789,475
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,790	3,171,756

		37,252,255
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	2,740	3,065,416

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	2,521	2,885,524

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	1,695	1,721,210

Texas — 3.7%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	2,660	2,896,055
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,720	4,015,368
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	2,241	2,257,318
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	3,347	3,644,733

		12,813,474
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	3,959	4,080,948

Washington — 2.4%
State of Washington, GO, Various Purposes, Series E, 5.00%, 02/01/19(b)	8,113	8,223,768

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	3,072	3,099,887

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.8% (Cost — $108,338,728)		112,192,139

Total Long-Term Investments — 161.8% (Cost — $529,184,469)		553,840,243

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 1.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(k)(l)	4,902,849	$4,903,339

Total Short-Term Securities — 1.4% (Cost — $4,903,112)		4,903,339

Total Investments — 163.2% (Cost — $534,087,581)		558,743,582
Other Assets Less Liabilities — 0.8%		2,720,115
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.8)%		(67,726,198)
VMTP Shares at Liquidation Value — (44.2)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$342,437,499

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires between October 1, 2018 to June 1, 2026 is $18,797,049.See Note 4 of the Notes to financial statements for details.

(k)	Annualized 7-day yield as of period end.

(l)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at 08/31/17	Net Activity	Shares held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	6,985,327	(2,082,478)	4,902,849	$4,903,339	$38,191	$389	$(54)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	22	12/19/18	$2,646	$(494)
Long U.S. Treasury Bond	90	12/19/18	12,980	38,130
5-Year U.S. Treasury Note	43	12/31/18	4,876	(1,737)

				$35,899

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$38,130	$—	$38,130

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$2,231	$—	$2,231

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) August 31, 2018	BlackRock Municipal Income Trust II (BLE)

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,326,607	$—	$1,326,607

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$144,166	$—	$144,166

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$22,026,574

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$553,840,243	$—	$553,840,243
Short-Term Securities	4,903,339	—	—	4,903,339

Total	$4,903,339	$553,840,243	$—	$558,743,582

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$38,130	$—	$—	$38,130
Liabilities:
Interest rate contracts	(2,231)	—	—	(2,231)

	$35,899	$—	$—	$35,899

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(67,496,834)	$—	$(67,496,834)
VMTP Shares at Liquidation Value	—	(151,300,000)	—	(151,300,000)

	$—	$(218,796,834)	$—	$(218,796,834)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2018	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 132.1%

Alabama — 3.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC)(a):
6.00%, 06/01/19	$10,995	$11,345,301
6.13%, 06/01/19	4,980	5,143,195
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	1,745	1,912,066

		18,400,562
Arizona — 1.7%
County of Maricopa Arizona IDA, RB, Banner Health, Series A, 5.00%, 01/01/41	5,750	6,513,887
University of Arizona Board of Regents, Refunding RB, Series A, 5.00%, 06/01/40	2,300	2,589,133

		9,103,020
California — 17.3%
Anaheim California Union High School District, GO, Election of 2014, 4.00%, 08/01/42	4,000	4,208,120
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	5,370	5,831,337
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	3,330	3,786,776
2nd, 5.25%, 05/01/33	2,600	2,891,746
5.00%, 05/01/44	3,430	3,778,659
City & County of San Francisco California Airports Commission, Refunding RB, San Francisco City Country Airport, Series E, 5.00%, 05/01/48	5,000	5,742,300
City of Manteca California Financing Authority, RB, Manteca Sewer (AGC):
5.63%, 12/01/33	2,450	2,568,556
5.75%, 12/01/36	3,285	3,447,739
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.75%, 03/01/34	4,450	4,821,530
County of Sacramento California Airport System Revenue, Refunding RB, AMT, Series C, 5.00%, 07/01/39	3,410	3,886,650
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	4,365	5,074,880
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	3,038,851
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	15,000	15,650,850
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	4,500	5,191,425
5.50%, 11/01/31	2,615	3,016,795
5.50%, 11/01/33	2,000	2,306,240
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	3,240	3,683,135
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	1,685	1,948,871
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,000	11,498,000

		92,372,460
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	2,700	3,082,293
5.50%, 11/15/30	1,040	1,183,988
5.50%, 11/15/31	1,250	1,421,112

Security	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	$5,925	$6,102,928

		11,790,321
Florida — 8.0%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	1,250	1,409,600
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT:
5.50%, 10/01/29	5,360	6,020,888
5.25%, 10/01/30	3,255	3,608,460
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	7,100	7,650,676
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	340	341,486
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	185	187,187
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	3,145	3,506,486
Series B, AMT, 6.25%, 10/01/38	1,405	1,617,619
Series B, AMT, 6.00%, 10/01/42	1,885	2,139,701
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	2,870	3,240,833
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	5,465	5,931,164
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	3,225	3,651,281
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,335,477

		42,640,858
Georgia — 0.7%
County of Fulton Development Authority, Refunding RB, Piedmont Helthcare, Series A, 4.00%, 07/01/35	3,500	3,589,740

Hawaii — 2.0%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	5,985	6,586,373
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	1,350	1,504,507
5.25%, 08/01/26	2,500	2,772,800

		10,863,680
Illinois — 18.1%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT:
5.50%, 01/01/30	6,500	7,215,065
5.50%, 01/01/32	6,275	6,954,520
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	8,020	8,643,555
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	6,210	6,756,356
3rd Lien, Series A, 5.75%, 01/01/39	1,185	1,278,568
3rd Lien, Series C, 6.50%, 01/01/21(a)	16,800	18,563,160
Senior Lien, Series D, 5.25%, 01/01/42	2,630	2,981,999
City of Chicago Illinois O’Hare International Airport, Refunding RB, Senior Lien, Series B, 5.00%, 01/01/35	4,300	4,841,327
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	6,000	6,063,780
Sales Tax Receipts, 5.25%, 12/01/40	10,960	11,652,453
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	7,735	8,061,726

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	$4,000	$4,385,400
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	4,365	4,786,004
6.00%, 06/01/21	1,245	1,381,614
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 01/01/37	2,700	3,056,373

		96,621,900
Indiana — 4.8%
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	5,700	6,210,093
Indiana Finance Authority, Refunding RB, Stadium Project, Series A, 5.25%, 02/01/37	3,130	3,599,907
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	2,760	2,794,997
5.50%, 01/01/38	11,345	11,482,161
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	1,240	1,321,815

		25,408,973
Kansas — 0.9%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	4,000	4,727,480

Louisiana — 0.1%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 01/01/19(a)	720	730,282

Maryland — 0.5%
Maryland Stadium Authority, RB, Baltimore City Public School, 5.00%, 05/01/41	2,350	2,635,102

Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 5.00%, 07/01/41	4,710	5,247,552
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/27	1,000	1,110,100

		6,357,652
Michigan — 3.9%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 07/01/19(a)	6,310	6,542,208
6.25%, 07/01/36	10	10,342
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	6,015	6,550,635
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 5.00%, 11/15/41	1,525	1,680,962
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 09/01/18(a)	5,780	5,780,000

		20,564,147
Minnesota — 1.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	8,375	8,455,400

Mississippi — 2.8%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM):
6.88%, 12/01/40	6,405	7,706,304
Special Obligation, 6.75%, 12/01/31	3,775	4,539,513
Special Obligation, 6.75%, 12/01/33	2,350	2,825,922

		15,071,739

Security	Par (000)	Value
Nevada — 2.2%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	$11,175	$11,664,241

New Jersey — 8.8%
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond, AMT:
(AGM), 5.00%, 01/01/31	2,425	2,673,126
5.38%, 01/01/43	7,000	7,639,030
New Jersey EDA, Refunding RB, Series B, 5.50%, 06/15/30	2,330	2,658,670
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	6,500	6,697,925
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.75%, 12/01/28	2,250	2,385,203
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 06/15/41	5,410	5,661,565
Series AA, 5.50%, 06/15/39	8,175	8,813,549
State of New Jersey, GO, 4.00%, 06/01/29	10,000	10,456,300

		46,985,368
New York — 13.1%
City of New York, GO, Subseries F-1, 5.00%, 04/01/38	10,000	11,500,500
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 06/15/43	3,475	3,741,220
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Fiscal 2009, Series EE, 5.25%, 06/15/40	7,500	7,698,150
Series FF-2, 5.50%, 06/15/40	4,000	4,115,240
City of New York Transitional Finance Authority, RB, Future Tax Secured Subordinate, Subseries B-1, 5.00%, 08/01/40	5,000	5,646,450
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	4,490	5,032,033
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	6,140	6,902,588
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	10,000	10,719,300
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 205th Series:
5.25%, 11/15/39	6,000	7,051,140
5.25%, 05/15/42	900	1,055,304
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series B, 5.00%, 11/15/38	5,660	6,473,851

		69,935,776
Ohio — 1.5%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/31	5,145	5,734,308
5.25%, 02/15/32	2,250	2,504,700

		8,239,008
Pennsylvania — 6.3%
Pennsylvania State University, RB, Series A, 5.00%, 09/01/42	2,945	3,376,060
Pennsylvania Turnpike Commission, RB:
Series A, 5.25%, 12/01/44	5,000	5,831,600
Sub-Series A, 5.50%, 12/01/46	18,570	21,207,311
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	3,000	3,302,940

		33,717,911
South Carolina — 6.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	6,735	7,681,537

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.25%, 07/01/25	$4,490	$5,058,389
5.50%, 07/01/38	3,000	3,325,740
6.00%, 07/01/38	5,270	5,959,474
5.50%, 07/01/41	4,170	4,616,857
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	3,445	3,821,125
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	5,500	5,971,240

		36,434,362
Texas — 19.2%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	4,190	4,655,677
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
5.38%, 05/15/19	265	271,818
6.00%, 05/15/19	12,030	12,386,930
6.00%, 05/15/19	670	690,120
6.00%, 05/15/19	8,940	9,205,250
6.00%, 05/15/19	495	509,865
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 07/01/37	1,450	1,471,446
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	5,580	5,880,427
Series H, 5.00%, 11/01/37	4,575	4,896,806
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	4,233,585
North Texas Tollway Authority, Refunding RB, 1st Tier(a):
(AGM), 6.00%, 01/01/21	5,555	6,081,781
Series K-1 (AGC), 5.75%, 01/01/19	12,150	12,309,772
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	7,170	7,970,100
State of Texas, GO:
Transportation Commission Highway Improvement, 5.00%, 04/01/43	15,550	17,552,529
Water Financial Assistance, Series D, 5.00%, 05/15/40	8,000	8,994,480
Texas Water Development Board, RB, State Water Implementation Revenue, 5.25%, 10/15/46	4,780	5,537,869

		102,648,455
Utah — 2.4%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 5.00%, 05/15/46	7,500	8,381,400
Utah State University, RB, Series B, 4.00%, 12/01/45	4,390	4,482,234

		12,863,634
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	1,750	1,894,988
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	4,300	4,350,912

		6,245,900
Washington — 1.4%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	4,200	4,543,686
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	2,869,500

		7,413,186

Total Municipal Bonds — 132.1% (Cost — $675,995,463)		705,481,157

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(b)

Alabama — 8.3%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Senior Credit:
Ascension Health, Series C, 5.00%, 11/15/46	$11,920	$13,346,595
Ascension Group, Series B, 5.00%, 11/15/46	27,798	31,125,564

		44,472,159
California — 0.4%
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	2,400	2,462,916

Florida — 2.0%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	10,675,628

Massachusetts — 7.3%
Commonwealth of Massachusetts, GO:
Consolidated Loan, Series E, 5.25%, 09/01/43	20,000	23,575,200
Series G, 4.00%, 09/01/42	15,000	15,444,700

		39,019,900
Nevada — 1.0%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(a)	5,008	5,166,384

New Jersey — 3.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	6,558	6,629,378
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC) (AGM), 5.00%, 12/15/32	8,000	8,015,080
Series B, 5.25%, 06/15/36(c)	2,961	3,082,983

		17,727,441
New York — 13.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	4,995	5,136,125
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	5,619	5,688,731
City of New York Transitional Finance Authority, RB, Series, S-1, 5.00%, 07/15/43	11,825	13,515,615
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(c)	9,249	10,078,264
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	13,950	15,260,351
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(c)	8,200	9,072,968
State of New York Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(a)	13,500	13,762,035

		72,514,089
Texas — 4.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/19(a)(c)	12,027	12,198,091
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(a)	9,640	10,619,376

		22,817,467
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	6,373	6,569,707

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.4% (Cost — $219,069,858)		221,425,691

Total Long-Term Investments — 173.5% (Cost — $895,065,321)		926,906,848

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(d)(e)	1,018,845	$1,018,947

Total Short-Term Securities — 0.2% (Cost — $1,018,947)		1,018,947

Total Investments — 173.7% (Cost — $896,084,268)		927,925,795
Liabilities in Excess of Other Assets — (0.9)%		(4,701,352)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.5)%		(114,936,105)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.3)%		(274,213,147)

Net Assets Applicable to Common Shares — 100.0%		$534,075,191

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(c)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 1, 2019 to November 15, 2019, is $19,874,974. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	1,018,845	1,018,845	$1,018,947	$30,686	$380	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	57	12/19/18	$6,855	$(1,278)
Long U.S. Treasury Bond	121	12/19/18	17,450	51,065
5-Year U.S. Treasury Note	95	12/31/18	10,773	(3,434)

				$46,353

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$51,065	$—	$51,065

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$4,712	$—	$4,712

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniHoldings Investment Quality Fund (MFL)

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,385,638	$—	$2,385,638

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$227,819	$—	$227,819

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$39,732,773

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$926,906,848	$—	$926,906,848
Short-Term Securities	1,018,947	—	—	1,018,947

	$1,018,947	$926,906,848	$—	$927,925,795

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$51,065	$—	$—	$51,065
Liabilities:
Interest rate contracts	(4,712)	—	—	(4,712)

	$46,353	$—	$—	$46,353

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(114,545,728)	$—	$(114,545,728)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

	$—	$(389,145,728)	$—	$(389,145,728)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 122.5%

Alabama — 1.9%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A:
5.80%, 05/01/34	$1,850	$1,963,553
5.38%, 12/01/35	1,000	1,095,740
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/20(a)	7,610	8,250,686

		11,309,979
Alaska — 0.6%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, 5.00%, 12/01/41	3,000	3,308,430

Arizona — 4.0%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(b)	2,500	2,605,900
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Junior Lien, Series A, 5.00%, 07/01/20(a)	2,000	2,117,140
City of Phoenix Arizona IDA, RB, Candeo School, Inc. Project:
6.63%, 07/01/33	2,245	2,491,613
6.88%, 07/01/44	3,440	3,788,782
City of Phoenix Arizona IDA, Refunding RB(b):
Basis Schools, Inc. Projects, 5.00%, 07/01/35	600	618,486
Basis Schools, Inc. Projects, 5.00%, 07/01/45	760	777,130
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/35	1,125	1,159,661
Legacy Traditional School Projects, 5.00%, 07/01/45	700	715,365
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 06/01/35	3,300	3,450,348
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	5,725	6,786,301

		24,510,726
California — 6.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	5,000	5,169,550
Sutter Health, Series B, 6.00%, 08/15/20(a)	5,600	6,081,096
California Health Facilities Financing Authority, Refunding RB, Dignity Health, Series A, 6.00%, 07/01/19(a)	1,055	1,093,803
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 05/15/39	1,200	1,230,864
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.25%, 06/01/47	1,880	1,959,411
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	9,585	9,980,190
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 08/01/40	1,000	1,135,230
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement District No. 2007-1, Election of 2008, Series B, 0.00%, 08/01/46(c)	10,000	3,073,600
State of California, GO, Various Purposes:
6.50%, 04/01/19(a)	5,240	5,394,161
6.50%, 04/01/33	4,435	4,558,470

		39,676,375
Colorado — 0.9%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(b)	1,025	1,042,343
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,500	2,508,650
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	1,000	1,046,290
Serenity Ridge Metropolitan District No 2, GO, Series A, 5.13%, 12/01/43	1,000	1,020,460

		5,617,743

Security	Par (000)	Value
Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	$3,325	$3,649,221
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	2,000	2,225,920

		5,875,141
Delaware — 0.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,500	2,649,300

District of Columbia — 0.2%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	415	426,881
5.25%, 10/01/44	650	670,111

		1,096,992
Florida — 5.7%
Celebration Pointe Community Development District, Special Assessment Bonds, County of Alachua Florida(b):
5.00%, 05/01/32	905	961,481
5.00%, 05/01/48	2,270	2,358,734
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 07/01/42	3,750	4,038,450
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(a)	10,290	11,037,054
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 04/01/45	4,625	5,071,729
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	8,900	9,363,690
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
4.63%, 05/01/27	255	262,811
5.25%, 05/01/37	470	497,081
5.38%, 05/01/47	770	813,289

		34,404,319
Georgia — 0.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B, AMT, 5.00%, 01/01/29	1,070	1,133,429
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	3,335	3,456,561

		4,589,990
Hawaii — 0.9%
State of Hawaii Harbor System, RB, Series A, 5.50%, 07/01/35	5,000	5,310,550

Illinois — 12.9%
Chicago Board of Education, GO, Refunding Dedicated Revenues:
Series H, 5.00%, 12/01/36	865	893,372
Project, Series C, 5.25%, 12/01/35	2,785	2,889,660
Chicago Board of Education, GO, Refunding, Series D, 5.00%, 12/01/25	1,560	1,641,089
Chicago Board of Education, GO, Dedicated Revenues:
Series F, 5.00%, 12/01/23	1,180	1,239,189
Series G, 5.00%, 12/01/34	865	897,342
City of Chicago Illinois O’Hare International Airport, GARB, Senior Lien, Series D, AMT, 5.00%, 01/01/42	1,450	1,580,631
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	2,110	2,245,990
City of Chicago Illinois Wastewater Transmission, Refunding RB, 2nd Lien, Series C, 5.00%, 01/01/39	1,000	1,071,470
County of Cook Illinois Community College District No. 508, GO, University & College Improvements, 5.25%, 12/01/31	5,000	5,270,700

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18(a)	$9,700	$9,773,526
Memorial Health System, Series A, 5.25%, 07/01/44	1,785	1,924,873
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(a)	9,000	9,357,480
OSF Healthcare System, 6.00%, 05/15/20(a)	3,205	3,426,337
OSF Healthcare System, 6.00%, 05/15/39	1,000	1,051,280
Presence Health Network, Series C, 5.00%, 02/15/41	3,600	4,059,072
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	7,990	9,017,274
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A:
0.00%, 12/15/56(c)	8,755	1,307,909
5.00%, 06/15/57	425	452,557
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Bonds, Series B, 0.00%, 12/15/54(c)	12,215	2,023,048
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(a)	2,645	2,935,236
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,235	1,311,051
Series C (NPFGC), 7.75%, 06/01/20	1,545	1,651,358
State of Illinois, GO, Series D, 5.00%, 11/01/28	1,965	2,087,970
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,012,000

		78,120,414
Indiana — 1.7%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 01/01/34	2,250	2,615,198
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(b):
6.63%, 01/15/34	700	752,157
6.75%, 01/15/43	570	611,667
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,640	2,814,187
State of Indiana Finance Authority, Refunding RB, Deaconess Health System, Series A, 5.00%, 03/01/39	3,000	3,284,700

		10,077,909
Iowa — 1.5%
Iowa Finance Authority, RB, Lifespace Communities, Series A, 5.00%, 05/15/43	3,285	3,514,096
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	4,500	4,798,260
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	1,000	1,009,280

		9,321,636
Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	1,965	2,078,400
Wyandotte County-Kansas City Unified Government Utility System, RB, Series A, 5.00%, 09/01/40	3,700	4,116,583

		6,194,983
Kentucky — 2.7%
County of Owen Kentucky, RB, Kentucky American Water Co. Project, Series B, 5.63%, 09/01/39	1,000	1,037,120
Kentucky Economic Development Finance Authority, Refunding RB, Hospital Facilities, St. Elizabeth Medical Center, Inc., Series A, 5.50%, 05/01/19(a)	8,000	8,198,240
Lexington-Fayette Urban County Airport Board, Refunding GARB, Series A, 5.00%, 07/01/19(a)	7,000	7,192,290

		16,427,650

Security	Par (000)	Value
Louisiana — 3.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	$2,615	$2,843,996
Parish of St. Charles Louisiana, RB, Valero Energy Corp., 4.00%, 12/01/40(d)	2,210	2,327,550
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 05/15/31	3,420	3,643,189
5.25%, 05/15/32	4,375	4,729,375
5.25%, 05/15/33	4,750	5,098,507
5.25%, 05/15/35	1,500	1,612,860

		20,255,477
Maine — 1.0%
Maine Health & Higher Educational Facilities Authority, RB, Series A:
5.00%, 07/01/19(a)	1,560	1,601,558
5.00%, 07/01/39	3,440	3,517,091
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 02/01/34	1,190	1,191,499

		6,310,148
Maryland — 3.2%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	545	564,571
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	4,935	5,481,847
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community Project, 6.25%, 01/01/21(a)	2,000	2,193,780
Meritus Medical Center Issue, 5.00%, 07/01/40	6,350	6,831,457
University of Maryland Medical System, 5.00%, 07/01/19(a)	1,990	2,043,173
University of Maryland Medical System, 5.13%, 07/01/19(a)	2,100	2,158,254

		19,273,082
Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 03/01/19	370	379,820
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	845	914,839
5.25%, 01/01/42	1,895	2,092,213
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	2,180	2,390,806
Massachusetts Housing Finance Agency, Refunding RB, Series C, AMT, 5.35%, 12/01/42	2,120	2,139,843
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 07/15/19(e)	1,070	1,114,448

		9,031,969
Michigan — 0.4%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(a)	2,495	2,586,816

Minnesota — 0.7%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 07/01/45	1,500	1,505,160
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	1,940	1,981,885
Housing & Redevelopment Authority of The City of Saint Paul Minnesota, RB, Great River School Project, Series A, 5.50%, 07/01/52(b)	695	713,007

		4,200,052

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Mississippi — 4.6%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project:
Series A, 6.80%, 04/01/22	$9,160	$10,360,418
Series B, 6.70%, 04/01/22	4,500	5,074,515
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 04/01/22	9,305	9,323,052
Mississippi Development Bank, Refunding RB, Municipal Energy Agency Of Mississippi, Series A (AGM), 4.00%, 03/01/41	3,000	3,052,500

		27,810,485
Montana — 0.3%
Montana State Board of Housing, RB, S/F, Series B-2:
3.38%, 12/01/37	835	818,150
3.50%, 12/01/42	355	349,842
3.60%, 12/01/47	550	541,167

		1,709,159
Nebraska — 1.1%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 09/01/42	6,200	6,755,396

Nevada — 1.3%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	1,150	1,258,825
County of Clark Nevada, GO, Stadium Improvement, Series A:
5.00%, 06/01/36	4,080	4,745,815
5.00%, 06/01/37	1,500	1,740,660

		7,745,300
New Jersey — 11.2%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	1,400	1,496,152
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,530	1,727,783
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	10,000	10,912,900
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,050	1,135,323
School Facilities Construction, Series UU, 5.00%, 06/15/40	3,390	3,582,857
New Jersey EDA, Refunding RB, School Facilities Construction:
5.25%, 06/15/19(a)	2,650	2,723,564
Series AA, 5.25%, 06/15/19(a)	700	719,432
Series AA, 5.25%, 12/15/33	6,650	6,787,655
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	4,880	4,858,821
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/38(c)	7,260	2,830,238
Transportation Program, Series AA, 5.25%, 06/15/33	8,750	9,362,150
Transportation Program, Series AA, 5.25%, 06/15/41	780	842,143
Transportation Program, Series AA, 5.00%, 06/15/44	4,450	4,686,651
Transportation System, Series B, 5.50%, 06/15/31	8,000	8,463,040
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	4,050	4,520,569
Sub-Series B, 5.00%, 06/01/46	3,050	3,286,192

		67,935,470
New York — 8.6%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(b)	2,145	2,298,303
City of New York New York, GO, Sub-Series F-1, 5.00%, 04/01/36	2,070	2,391,699
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	4,150	4,269,562

Security	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(b)	$3,500	$3,625,965
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,435	4,390,561
Metropolitan Transportation Authority, RB, Series C:
6.25%, 11/15/18(a)	2,595	2,619,263
6.25%, 11/15/18(a)	25	25,234
6.50%, 11/15/18(a)	11,135	11,244,569
6.50%, 11/15/18(a)	925	934,102
6.25%, 11/15/23	625	630,781
6.50%, 11/15/28	2,865	2,892,905
New York Counties Tobacco Trust IV, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series A, 5.00%, 06/01/38	3,675	3,674,890
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 2(b):
5.15%, 11/15/34	460	504,988
5.38%, 11/15/40	1,145	1,260,267
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	3,070	3,202,992
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	3,165	3,448,014
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	1,923,641
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 5.13%, 06/01/51	2,740	2,848,367

		52,186,103
Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	950	956,013
5.88%, 06/01/47	2,525	2,540,983
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(a)	2,875	3,043,964
County of Butler Port Authority, RB, StoryPoint Fairfield Project, Series A-1(b):
6.38%, 01/15/43	675	707,657
6.50%, 01/15/52	390	409,695
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,690	1,834,715
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(a)	1,915	2,182,870
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	7,430	8,126,042
County of Montgomery Ohio, Refunding RB, Catholic Health:
5.50%, 05/01/19(a)	1,910	1,957,330
Series A, 5.50%, 05/01/34	3,560	3,626,999

		25,386,268
Oklahoma — 0.9%
Oklahoma Development Finance Authority, RB:
OU Medicine Project, Series B, 5.25%, 08/15/48	2,205	2,458,002
Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	3,275	3,210,548

		5,668,550
Pennsylvania — 7.3%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(b)	1,725	1,855,289

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Pennsylvania (continued)
Altoona Area School District, GO, (BAM), 5.00%, 12/01/36	$365	$407,387
County of Delaware Pennsylvania IDA, Refunding RB, Covanta Project, 5.00%, 07/01/43	5,000	5,052,550
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	2,955	3,382,116
5.00%, 03/01/43	2,145	2,449,397
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A, 5.00%, 09/01/48	3,330	3,691,705
County of Montgomery Pennsylvania IDA, Refunding RB, Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	4,170	4,194,186
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	4,965,486
Pennsylvania Economic Development Financing Authority, RB, PA Bridges Finco LP, 5.00%, 12/31/38	2,565	2,767,789
Pennsylvania HFA, RB, S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	3,850	3,916,643
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	7,000	6,955,410
Pennsylvania Turnpike Commission, RB:
Series A-1, 5.00%, 12/01/41	440	486,895
Sub-Series B-1, 5.25%, 06/01/47	2,130	2,379,530
Swarthmore Borough Authority, RB, Swarthmore College, 5.00%, 09/15/45	1,470	1,709,140

		44,213,523
Puerto Rico — 1.2%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	3,555	3,598,726
5.63%, 05/15/43	3,400	3,442,364

		7,041,090
Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	6,820	6,938,600
5.00%, 06/01/50	2,000	2,097,720

		9,036,320
South Carolina — 1.3%
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	750	811,117
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,002,636

		7,813,753
Texas — 13.0%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 01/01/40	1,215	1,327,011
5.00%, 01/01/45	3,500	3,807,125
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 01/01/21(a)	1,000	1,085,600
6.00%, 01/01/21(a)	4,300	4,692,332
Series A, 5.00%, 01/01/43	6,925	7,406,841
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,665	2,879,612
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series D, 5.00%, 07/01/37	4,005	4,582,881
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 01/01/23(a)	850	1,019,252

Security	Par (000)	Value
Texas (continued)
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B(a):
7.13%, 12/01/18	$3,500	$3,546,550
7.25%, 12/01/18	5,400	5,473,386
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(a)	4,630	5,000,817
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/44	3,500	3,715,985
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.25%, 08/15/19(a)	925	963,452
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,100	1,163,536
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 04/01/35	500	534,890
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 01/01/33	1,600	1,763,504
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.13%, 12/01/42	1,000	1,049,990
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.25%, 01/01/19(a)	2,845	2,886,509
1st Tier System, Series A, 6.25%, 01/01/39	655	663,928
1st Tier-Series A, 5.00%, 01/01/43	5,145	5,824,089
Series A, 5.00%, 01/01/38	5,000	5,517,250
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	8,000	8,636,080
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	4,710	4,981,861

		78,522,481
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	4,995	5,643,401

Virginia — 5.7%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A:
5.38%, 03/01/36	430	448,593
5.50%, 03/01/46	1,475	1,539,635
City of Portsmouth Virginia, GO, Refunding Series D, 5.00%, 07/15/20(a)	3,030	3,208,346
County of Fairfax Virginia IDA, Refunding RB, Health Care-Inova Health, 5.50%, 05/15/19(a)	735	754,286
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	3,665	3,665,037
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 05/15/21(a)	8,000	8,670,160
Virginia Small Business Financing Authority, RB, AMT:
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	2,150	2,372,181
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 5.50%, 01/01/42	5,140	5,555,723
Transform 66 P3 Project, 5.00%, 12/31/49	7,895	8,592,760

		34,806,721
Washington — 3.8%
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 05/01/37	4,905	5,488,989
5.00%, 05/01/42	1,295	1,440,960

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Washington (continued)
State of Washington, COP, Series B:
5.00%, 07/01/36	$1,725	$1,977,023
5.00%, 07/01/38	2,300	2,623,564
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,010	4,390,669
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	7,000	7,020,790

		22,941,995
West Virginia — 0.4%
West Virginia Hospital Finance Authority, Refunding RB, Improvement, Charleston Area Medical Center, Inc., Series A, 5.63%, 09/01/32	2,500	2,575,825

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group: Series C, 5.25%, 04/01/19(a)	6,100	6,227,673

Wyoming — 1.3%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 07/15/26	4,500	4,643,280
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	1,120	1,248,039
Wyoming Community Development Authority, Refunding RB, Series 2 & 3, 4.05%, 12/01/38	2,215	2,238,368

		8,129,687

Total Municipal Bonds — 122.5% (Cost — $713,060,960)		742,298,881

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 0.6%
City of Phoenix Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 07/01/19(a)	3,500	3,594,535

California — 6.2%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	14,998	17,005,475
University of California, RB, General, Series O, 5.25%, 05/15/19(a)	20,000	20,555,700

		37,561,175
Colorado — 1.2%
City & County of Denver Colorado Airport System, Refunding ARB, System, Series A, AMT, 5.25%, 12/01/43(g)	6,504	7,474,197

District of Columbia — 1.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18(a)	7,495	7,515,903

Florida — 2.6%
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(a)	14,747	15,720,948

Illinois — 2.0%
State of Illinois Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	10,976	12,133,804

Kentucky — 1.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, River City, Inc., 1st Mortgage, Series A, 5.38%, 12/01/19(a)	9,195	9,598,078

Maryland — 0.9%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	4,898	5,527,607

Security	Par (000)	Value
Nevada — 2.7%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 07/01/19(a)	$15,789	$16,319,531

New York — 1.8%
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	10,001	11,064,595

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 01/01/19(a)	5,000	5,055,050

Ohio — 1.4%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	8,500	8,607,780

Oregon — 0.8%
State of Oregon Housing & Community Services Department, HRB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	4,663	4,748,208

Pennsylvania — 2.0%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	7,250	7,392,716
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,362,029

		11,754,745
Texas — 5.8%
City of Houston Texas Higher Education Finance Corp., RB, Rice University Project, Series A, 5.00%, 05/15/20(a)	10,000	10,523,826
County of Harris Texas Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 07/01/27(e)	20,370	24,611,849

		35,135,675
Virginia — 2.2%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(g)	6,960	7,896,677
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	5,002	5,244,823

		13,141,500
Washington — 1.9%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	10,000	11,571,850

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.8% (Cost — $207,282,871)		216,525,181

Total Long-Term Investments — 158.3% (Cost — $920,343,831)		958,824,062

	Shares
Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.35%(h)(i)	159,172	159,188

Total Short-Term Securities — 0.0% (Cost — $159,188)		159,188

Total Investments — 158.3% (Cost — $920,503,019)		958,983,250
Other Assets Less Liabilities — 0.6%		4,014,337
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.7)%		(113,225,685)
VMTP Shares at Liquidation Value — (40.2)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$605,971,902

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF)

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2019 to June 1, 2026, is $16,153,828. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/17	Net Activity	Shares Held at 08/31/18	Value at 08/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	—	159,172	159,172	$159,188	$63,995	$933	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	32	12/19/18	$3,849	$(714)
Long U.S. Treasury Bond	99	12/19/18	14,278	41,745
5-Year U.S. Treasury Note	28	12/31/18	3,175	(726)

				$40,305

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$41,745	$—	$41,745

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,440	$—	$1,440

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,495,951	$—	$2,495,951

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$240,521	$—	$240,521

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) August 31, 2018	BlackRock MuniVest Fund, Inc. (MVF)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$32,225,025

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$958,824,062	$—	$958,824,062
Short-Term Securities	159,188	—	—	159,188

	$159,188	$958,824,062	$—	$958,983,250

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$41,745	$—	$—	$41,745
Liabilities:
Interest rate contracts	(1,440)	—	—	(1,440)

	$40,305	$—	$—	$40,305

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(112,817,201)	$—	$(112,817,201)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(356,617,201)	$—	$(356,617,201)

During the year ended August 31, 2018, there were no transfers between levels.

See notes to financial statements.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

August 31, 2018

	BBK	BAF	BYM	BLE

ASSETS
Investments at value — unaffiliated(a)	$266,554,504	$220,376,924	$630,477,657	$553,840,243
Investments at value — affiliated(b)	2,100,786	690,146	4,491,108	4,903,339
Cash pledged for futures contracts	184,050	81,800	405,050	262,800
Receivables:
Interest — unaffiliated	2,864,012	2,453,023	6,569,127	6,741,346
Dividends — affiliated	633	785	7,376	5,950
Investments sold	—	106,758	—	225,000
Prepaid expenses	11,793	26,529	28,753	13,696

Total assets	271,715,778	223,735,965	641,979,071	565,992,374

ACCRUED LIABILITIES
Payables:
Investments purchased	1,472,083	1,423,397	2,519,947	2,675,000
Income dividend — Common shares	668,208	511,841	1,373,126	1,364,732
Investment advisory fees	148,616	103,498	296,192	261,308
Interest expense and fees	57,147	148,339	406,213	229,364
Variation margin on futures contracts	3,469	3,201	9,672	6,773
Trustees’ and Officer’s fees	30,555	22,487	70,978	64,295
Other accrued expenses	125,137	108,777	172,606	156,569

Total accrued liabilities	2,505,215	2,321,540	4,848,734	4,758,041

OTHER LIABILITIES
TOB Trust Certificates	23,231,940	49,192,412	111,781,460	67,496,834
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	79,900,000	42,200,000	137,200,000	151,300,000

Total other liabilities	103,131,940	91,392,412	248,981,460	218,796,834

Total liabilities	105,637,155	93,713,952	253,830,194	223,554,875

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$166,078,623	$130,022,013	$388,148,877	$342,437,499

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$149,545,188	$124,019,631	$362,795,037	$327,395,423
Undistributed net investment income	1,157,190	728,463	2,104,597	1,959,535
Accumulated net realized gain (loss)	275,785	(4,276,781)	(8,992,841)	(11,609,359)
Net unrealized appreciation (depreciation)	15,100,460	9,550,700	32,242,084	24,691,900

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$166,078,623	$130,022,013	$388,148,877	$342,437,499

Net asset value per Common share	$15.78	$14.86	$14.70	$14.55

(a) Investments at cost — unaffiliated	$251,481,566	$210,836,900	$598,292,013	$529,184,469
(b) Investments at cost — affiliated	$2,100,786	$690,146	$4,491,108	$4,903,112
(c) Preferred Shares outstanding, par value $0.001 per share	799	422	1,372	1,513
(d) Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited
(e) Par value per Common Share	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	10,522,957	8,749,418	26,406,273	23,529,861
(g) Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities  (continued)

August 31, 2018

	MFL	MVF

ASSETS
Investments at value — unaffiliated(a)	$926,906,848	$958,824,062
Investments at value — affiliated(b)	1,018,947	159,188
Cash	110,000	1,159
Cash pledged for futures contracts	404,150	283,500
Receivables:
Interest — unaffiliated	11,329,365	12,058,938
Dividends — affiliated	1,625	1,215
Investments sold	75,000	496,970
TOB Trust	10,000,000	—
Prepaid expenses	31,393	37,236

Total assets	949,877,328	971,862,268

ACCRUED LIABILITIES
Payables:
Investments purchased	23,556,600	—
Income dividend distributions	2,141,136	2,658,291
Investment advisory fees	384,322	410,071
Other accrued expenses	241,685	264,944
Interest expense and fees	390,377	408,484
Variation margin on futures contracts	15,883	6,344
Trustees’ and Officer’s fees	313,259	157,485
TOB Trust	—	5,367,546

Total accrued liabilities	27,043,262	9,273,165

OTHER LIABILITIES
TOB Trust Certificates	114,545,728	112,817,201
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	243,800,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	274,213,147	—

Total other liabilities	388,758,875	356,617,201

Total liabilities	415,802,137	365,890,366

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$534,075,191	$605,971,902

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$513,591,274	$582,474,297
Undistributed net investment income	3,071,045	3,464,573
Accumulated net realized gain (loss)	(14,475,008)	(18,487,504)
Net unrealized appreciation (depreciation)	31,887,880	38,520,536

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$534,075,191	$605,971,902

Net asset value per Common Share	$14.09	$9.35

(a) Investments at cost — unaffiliated	$895,065,321	$920,343,831
(b) Investments at cost — affiliated	$1,018,947	$159,188
(c) Preferred Shares outstanding, par value $0.10 per share	2,746	2,438
(d) Preferred Shares authorized	1,000,000	10,000,000
(e) Par value per Common Share	$0.10	$0.10
(f) Common Shares outstanding	37,896,208	64,836,371
(g) Common Shares authorized	unlimited	150,000,000

See notes to financial statements.

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended August 31, 2018

	BBK	BAF	BYM	BLE

INVESTMENT INCOME
Interest — unaffiliated	$11,566,458	$9,721,199	$26,502,830	$25,848,723
Dividends — affiliated	9,953	9,228	31,401	38,191

Total investment income	11,576,411	9,730,427	26,534,231	25,886,914

EXPENSES
Investment advisory	1,762,098	1,228,962	3,500,243	3,133,323
Professional	50,623	56,105	73,883	66,352
Accounting services	42,958	37,892	60,611	60,611
Transfer agent	24,514	21,118	36,760	33,594
Trustees and Officer	16,753	13,050	39,076	34,462
Custodian	13,027	10,342	25,629	21,626
Registration	9,439	9,419	10,197	11,030
Printing	9,165	8,830	10,973	10,454
Rating agency	41,507	41,443	41,605	41,629
Miscellaneous	21,203	13,580	28,998	20,400

Total expenses excluding interest expense, fees and amortization of offering costs	1,991,287	1,440,741	3,827,975	3,433,481
Interest expense, fees and amortization of offering costs(a)	2,194,552	1,845,668	4,969,570	4,634,977

Total expenses	4,185,839	3,286,409	8,797,545	8,068,458
Less fees waived and/or reimbursed by the Manager	(867)	(692)	(2,670)	(3,636)

Total expenses after fees waived and/or reimbursed	4,184,972	3,285,717	8,794,875	8,064,822

Net investment income	7,391,439	6,444,710	17,739,356	17,822,092

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(191,966)	89,333	(321,596)	(118,501)
Investments — affiliated	85	(1,231)	296	(105)
Futures contracts	1,145,196	636,074	2,248,136	1,326,607
Capital gain distributions from investment companies — affiliated	34	895	423	494

	953,349	725,071	1,927,259	1,208,495

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,009,238)	(7,449,921)	(18,451,959)	(15,523,271)
Investments — affiliated	—	19	—	(54)
Futures contracts	102,996	55,295	205,011	144,166

	(5,906,242)	(7,394,607)	(18,246,948)	(15,379,159)

Net realized and unrealized loss	(4,952,893)	(6,669,536)	(16,319,689)	(14,170,664)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,438,546	$(224,826)	$1,419,667	$3,651,428

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations  (continued)

Year Ended August 31, 2018

	MFL	MVF

INVESTMENT INCOME
Interest — unaffiliated	$39,986,171	$46,237,043
Dividends — affiliated	30,686	63,995

Total investment income	40,016,857	46,301,038

EXPENSES
Investment advisory	5,167,609	4,963,307
Professional	99,147	93,916
Accounting services	118,221	121,243
Transfer agent	44,789	55,451
Trustees and Officer	66,753	63,417
Custodian	33,664	44,216
Registration	14,626	30,357
Printing	11,897	12,565
Liquidity fees	28,113	—
Remarketing fees on Preferred Shares	27,459	—
Rating agency	41,840	41,787
Miscellaneous	32,459	43,275

Total expenses excluding interest expense, fees and amortization of offering costs	5,686,577	5,469,534
Interest expense, fees and amortization of offering costs(a)	8,034,251	7,843,801

Total expenses	13,720,828	13,313,335
Less fees waived and/or reimbursed by the Manager	(547,880)	(6,571)

Total expenses after fees waived and/or reimbursed by the Manager	13,172,948	13,306,764

Net investment income	26,843,909	32,994,274

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,971,494	2,075,594
Investments — affiliated	(455)	(790)
Futures contracts	2,385,638	2,495,951
Capital gain distributions from investment companies — affiliated	835	1,723

	5,357,512	4,572,478

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,218,767)	(29,876,701)
Investments — affiliated	—	—
Futures contracts	227,819	240,521

	(33,990,948)	(29,636,180)

Net realized and unrealized loss	(28,633,436)	(25,063,702)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(1,789,527)	$7,930,572

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BBK
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$7,391,439	$7,739,471
Net realized gain	953,349	1,334,563
Net change in unrealized appreciation (depreciation)	(5,906,242)	(12,747,013)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	2,438,546	(3,672,979)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,064,592)	(8,742,737)
From net realized gain	—	(4,092,513)

Decrease in net assets resulting from distributions to shareholders	(8,064,592)	(12,835,250)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	106,139

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(5,626,046)	(16,402,090)
Beginning of year	171,704,669	188,106,759

End of year	$166,078,623	$171,704,669

Undistributed net investment income, end of year	$1,157,190	$1,947,633

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets  (continued)

	BAF		BYM
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,444,710	$6,905,796	$17,739,356	$19,852,437
Net realized gain (loss)	725,071	483,039	1,927,259	(147,150)
Net change in unrealized appreciation (depreciation)	(7,394,607)	(7,859,841)	(18,246,948)	(23,023,267)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(224,826)	(471,006)	1,419,667	(3,317,980)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(7,017,033)	(7,192,022)	(17,745,015)	(20,596,893)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(7,241,859)	(7,663,028)	(16,325,348)	(23,914,873)
Beginning of year	137,263,872	144,926,900	404,474,225	428,389,098

End of year	$130,022,013	$137,263,872	$388,148,877	$404,474,225

Undistributed net investment income, end of year	$728,463	$1,377,396	$2,104,597	$2,295,741

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BLE		MFL
	Year Ended August 31,		Year Ended August 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,822,092	$19,429,380	$26,843,909	$29,352,395
Net realized gain (loss)	1,208,495	(1,220,104)	5,357,512	2,213,101
Net change in unrealized appreciation (depreciation)	(15,379,159)	(19,544,647)	(33,990,948)	(35,183,571)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,651,428	(1,335,371)	(1,789,527)	(3,618,075)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(18,242,150)	(20,808,732)	(29,099,183)	(32,468,810)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	127,225	472,775	580,514	540,004

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(14,463,497)	(21,671,328)	(30,308,196)	(35,546,881)
Beginning of year	356,900,996	378,572,324	564,383,387	599,930,268

End of year	$342,437,499	$356,900,996	$534,075,191	$564,383,387

Undistributed net investment income, end of year	$1,959,535	$2,322,957	$3,071,045	$5,561,495

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets  (continued)

	MVF
	Year Ended August 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$32,994,274	$35,925,230
Net realized gain (loss)	4,572,478	(1,472,154)
Net change in unrealized appreciation (depreciation)	(29,636,180)	(37,882,724)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,930,572	(3,429,648)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(33,923,160)	(36,990,508)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,475,965	3,319,416

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(24,516,623)	(37,100,740)
Beginning of year	630,488,525	667,589,265

End of year	$605,971,902	$630,488,525

Undistributed net investment income, end of year	$3,464,573	$4,778,923

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended August 31, 2018

	BBK	BAF	BYM	BLE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$2,438,546	$(224,826)	$1,419,667	$3,651,428
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	107,272,115	63,578,349	187,344,115	42,181,591
Purchases of long-term investments	(106,586,989)	(68,477,349)	(197,880,332)	(42,868,085)
Net proceeds from sales (purchases) of short-term securities	(1,964,218)	(502,054)	(2,600,380)	2,083,925
Amortization of premium and accretion of discount on investments and other fees	(202,675)	1,063,060	225,676	1,465,436
Net realized (gain) loss on investments	191,881	(88,102)	321,300	118,606
Net unrealized depreciation on investments	6,009,238	7,449,902	18,451,959	15,523,325
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	45,854	(26,084)	9,230	67,542
Dividends — affiliated	(51)	(663)	(5,145)	(1,181)
Prepaid expenses	(185)	(15,280)	(14,666)	284
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(2,155)	(1,147)	(3,118)	(7,845)
Interest expense and fees	9,636	62,851	151,758	74,094
Trustees’ and Officer’s	506	212	994	863
Variation margin on futures contracts	(49,867)	(22,197)	(94,891)	(68,540)
Other accrued expenses	20,527	19,724	33,886	22,016

Net cash provided by operating activities	7,182,163	2,816,396	7,360,053	22,243,459

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	8,701,768	8,165,597	18,376,833	8,837,062
Repayments of TOB Trust Certificates	(7,873,562)	(3,910,323)	(7,883,632)	(12,614,271)
Proceeds from Loan for TOB Trust Certificates	299,770	255,500	1,022,852	—
Repayments of Loan for TOB Trust Certificates	(299,770)	(255,500)	(1,022,852)	—
Cash dividends paid to Common Shareholders	(8,064,592)	(7,104,527)	(17,956,265)	(18,479,020)
Decrease in bank overdraft	(110,777)	(56,143)	(181,989)	(212,230)

Net cash used for financing activities	(7,347,163)	(2,905,396)	(7,645,053)	(22,468,459)

CASH
Net decrease in restricted and unrestricted cash and foreign currency	(165,000)	(89,000)	(285,000)	(225,000)
Restricted and unrestricted cash and foreign currency at beginning of year	349,050	170,800	690,050	487,800

Restricted and unrestricted cash and foreign currency at end of year	$184,050	$81,800	$405,050	$262,800

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,184,916	$1,782,817	$4,817,812	$4,560,883

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	127,225

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$184,050	$81,800	$405,050	$262,800

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$349,050	$170,800	$690,050	$487,800

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Cash Flows  (continued)

Year Ended August 31, 2018

	MFL	MVF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(1,789,527)	$7,930,572
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	208,030,941	198,171,080
Purchases of long-term investments	(194,336,819)	(178,448,620)
Net proceeds from sales (purchases) of short-term securities	(1,019,402)	(159,977)
Amortization of premium and accretion of discount on investments and other fees	5,574,007	2,754,877
Net realized gain (loss) on investments	(2,971,039)	(2,074,804)
Net unrealized depreciation on investments	34,218,767	29,876,701
(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	204,745	632,715
Dividends — affiliated	(586)	374
Prepaid expenses	73	(56)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(19,938)	(19,661)
Interest expense and fees	80,938	99,636
Trustees’ and Officer’s	11,498	(8,384)
Variation margin on futures contracts	(109,946)	(104,281)
Other accrued expenses	49,668	63,168

Net cash provided by operating activities	47,923,380	58,713,340

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	6,937,000	19,335,394
Repayments of TOB Trust Certificates	(25,501,833)	(41,139,848)
Proceeds from Loan for TOB Trust Certificates	1,022,000	12,416,680
Repayments of Loan for TOB Trust Certificates	(1,022,000)	(12,416,680)
Cash dividends paid to Common Shareholders	(29,084,297)	(32,764,351)
Decrease in bank overdraft	(608,185)	(4,579,376)
Amortization of deferred offering costs	16,935	—

Net cash used for financing activities	(48,240,380)	(59,148,181)

CASH
Net decrease in restricted and unrestricted cash and foreign currency	(317,000)	(434,841)
Restricted and unrestricted cash and foreign currency at beginning of year	831,150	719,500

Restricted and unrestricted cash and foreign currency at end of year	$514,150	$284,659

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$7,936,378	$7,744,165

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	580,514	1,475,965

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$514,150	$284,659

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$831,150	$719,500

See notes to financial statements.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BBK
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.32	$17.89	$16.49	$16.54	$14.18

Net investment income(a)	0.70	0.74	0.89	0.90	0.97
Net realized and unrealized gain (loss)	(0.47)	(1.09)	1.42	0.03	2.43

Net increase (decrease) from investment operations	0.23	(0.35)	2.31	0.93	3.40

Distributions to Common Shareholders(b)
From net investment income	(0.77)	(0.83)	(0.90)	(0.98)	(0.96)
From net realized gain	—	(0.39)	(0.01)	—	(0.08)

Total distributions to Common Shareholders	(0.77)	(1.22)	(0.91)	(0.98)	(1.04)

Net asset value, end of year	$15.78	$16.32	$17.89	$16.49	$16.54

Market price, end of year	$14.35	$15.99	$18.22	$15.23	$15.59

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.87%	(1.44)%	14.53%	5.96%	25.27%

Based on market price	(5.45)%	(5.18)%	26.29%	3.83%	24.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.49%	2.31%	1.78%	1.73%	1.84	%(d)

Total expenses after fees waived and paid indirectly	2.49%	2.31%	1.77%	1.73%	1.84	%(d)

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.18%	1.19%	1.16%	1.16%	1.19%

Net investment income to Common Shareholders	4.39%	4.55%	5.18%	5.41%	6.29%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$166,079	$171,705	$188,107	$173,363	$173,798

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$79,900	$79,900	$79,900	$79,900	$79,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$307,858	$314,899	$335,428	$316,975	$317,520

Borrowings outstanding, end of year (000)	$23,232	$22,404	$25,054	$19,495	$19,495

Portfolio turnover rate	38%	46%	29%	34%	32%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BAF
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.69	$16.56	$15.80	$15.97	$13.83

Net investment income(a)	0.74	0.79	0.83	0.83	0.83
Net realized and unrealized gain (loss)	(0.77)	(0.84)	0.75	(0.18)	2.13

Net increase (decrease) from investment operations	(0.03)	(0.05)	1.58	0.65	2.96

Distributions to Common Shareholders from net investment income(b)	(0.80)	(0.82)	(0.82)	(0.82)	(0.82)

Net asset value, end of year	$14.86	$15.69	$16.56	$15.80	$15.97

Market price, end of year	$13.54	$15.11	$15.79	$13.89	$14.18

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.18%	0.14%	10.57%	4.71%	22.67%

Based on market price	(5.22)%	1.15%	19.92%	3.68%	17.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.47%	2.06%	1.61%	1.50%	1.58%

Total expenses after fees waived and paid indirectly	2.47%	2.06%	1.61%	1.50%	1.58%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	1.08%	1.06%	1.01%	1.00%	1.03%

Net investment income to Common Shareholders	4.84%	5.06%	5.09%	5.16%	5.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$130,022	$137,264	$144,927	$138,203	$139,723

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,200	$42,200	$42,200	$42,200	$42,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$408,109	$425,270	$443,429	$427,495	$431,097

Borrowings outstanding, end of year (000)	$49,192	$44,937	$42,089	$33,470	$32,345

Portfolio turnover rate	28%	31%	29%	13%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BYM
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.32	$16.22	$15.21	$15.56	$13.46

Net investment income(a)	0.67	0.75	0.82	0.84	0.86
Net realized and unrealized gain (loss)	(0.62)	(0.87)	1.02	(0.33)	2.16

Net increase (decrease) from investment operations	0.05	(0.12)	1.84	0.51	3.02

Distributions to Common Shareholders from net investment income(b)	(0.67)	(0.78)	(0.83)	(0.86)	(0.92)

Net asset value, end of year	$14.70	$15.32	$16.22	$15.21	$15.56

Market price, end of year	$13.09	$14.84	$15.55	$13.67	$13.96

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.80%	(0.30)%	12.71%	3.85%	23.69%

Based on market price	(7.34)%	0.74%	20.23%	4.03%	18.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.23%	1.93%	1.56%	1.47%	1.55%

Total expenses after fees waived and paid indirectly	2.23%	1.93%	1.56%	1.47%	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.97%	0.97%	0.95%	0.96%	0.98%

Net investment income to Common Shareholders	4.50%	4.95%	5.19%	5.42%	5.89%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$388,149	$404,474	$428,389	$401,536	$410,776

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$382,907	$394,806	$412,237	$392,665	$399,399

Borrowings outstanding, end of year (000)	$111,781	$101,288	$100,250	$101,818	$93,816

Portfolio turnover rate	30%	18%	10%	12%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLE
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.17	$16.12	$15.25	$15.48	$13.32

Net investment income(a)	0.76	0.83	0.93	0.92	0.93
Net realized and unrealized gain (loss)	(0.60)	(0.89)	0.87	(0.19)	2.22

Net increase (decrease) from investment operations	0.16	(0.06)	1.80	0.73	3.15

Distributions to Common Shareholders from net investment income(b)	(0.78)	(0.89)	(0.93)	(0.96)	(0.99)

Net asset value, end of year	$14.55	$15.17	$16.12	$15.25	$15.48

Market price, end of year	$13.77	$15.45	$16.34	$14.18	$14.70

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.35%	(0.18)%	12.21%	5.01%	24.73%

Based on market price	(5.82)%	0.29%	22.33%	2.83%	19.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.32%	2.02%	1.62%	1.55%	1.64%

Total expenses after fees waived and paid indirectly	2.31%	2.02%	1.62%	1.55%	1.64%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.98%	0.99%	0.98%	0.98%	1.01%

Net investment income to Common Shareholders	5.12%	5.47%	5.90%	5.94%	6.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$342,437	$356,901	$378,572	$357,868	$363,038

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$151,300	$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$326,330	$335,890	$350,213	$336,529	$339,946

Borrowings outstanding, end of year (000)	$67,497	$71,274	$77,130	$68,692	$68,692

Portfolio turnover rate	7%	9%	7%	10%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFL
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.91	$15.86	$15.18	$15.46	$13.27

Net investment income(a)	0.71	0.78	0.86	0.89	0.89
Net realized and unrealized gain (loss)	(0.76)	(0.87)	0.68	(0.31)	2.16

Net increase (decrease) from investment operations	(0.05)	(0.09)	1.54	0.58	3.05

Distributions to Common Shareholders from net investment income(b)	(0.77)	(0.86)	(0.86)	(0.86)	(0.86)

Net asset value, end of year	$14.09	$14.91	$15.86	$15.18	$15.46

Market price, end of year	$12.73	$15.03	$15.86	$14.06	$13.92

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(0.05)%	(0.34)%	10.56%	4.29%	24.24%

Based on market price	(10.42)%	0.46%	19.37%	7.28%	17.91%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.51%	2.17%	1.65%	1.54%	1.64%

Total expenses after fees waived and paid indirectly	2.41%	2.08%	1.60%	1.49%	1.57%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	0.94%	0.95%	0.94%	0.95%	1.19%

Net investment income to Common Shareholders	4.91%	5.22%	5.54%	5.73%	6.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$534,075	$564,383	$599,930	$573,885	$584,690

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600	$274,600	$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$294,492	$305,529	$318,474	$308,990	$312,924

Borrowings outstanding, end of year (000)	$114,546	$123,111	$131,279	$85,502	$89,157

Portfolio turnover rate	22%	16%	27%	13%	25%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2018	2017	2016	2015	2014
Expense ratios	0.93%	0.94%	0.93%	0.94%	0.95%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVF
	Year Ended August 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.75	$10.38	$10.04	$10.27	$9.14

Net investment income(a)	0.51	0.56	0.61	0.62	0.63
Net realized and unrealized gain (loss)	(0.39)	(0.62)	0.36	(0.21)	1.18

Net increase (decrease) from investment operations	0.12	(0.06)	0.97	0.41	1.81

Distributions to Common Shareholders from net investment income(b)	(0.52)	(0.57)	(0.63)	(0.64)	(0.68)

Net asset value, end of year	$9.35	$9.75	$10.38	$10.04	$10.27

Market price, end of year	$8.81	$9.84	$10.77	$9.65	$9.83

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.52%	(0.38)%	9.96%	4.27%	20.70%

Based on market price	(5.22)%	(3.10)%	18.70%	4.71%	18.50%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.16%	1.92%	1.55%	1.43%	1.49%

Total expenses after fees waived and paid indirectly	2.16%	1.92%	1.55%	1.43%	1.49%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)	0.89%	0.91%	0.89%	0.89%	0.91%

Net investment income to Common Shareholders	5.35%	5.71%	5.95%	6.03%	6.53%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$605,972	$630,489	$667,589	$642,889	$656,922

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$348,553	$358,609	$373,827	$363,695	$369,451

Borrowings outstanding, end of year (000)	$112,817	$139,989	$161,957	$148,867	$145,111

Portfolio turnover rate	21%	26%	13%	18%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust	BAF	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified

The Boards of Trustees and Board of Directors of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees and directors thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access.

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

74	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating trusts that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other trusts managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the trusts ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a trust to borrow money for purposes of making investments. MVF’s management believes that the trust’s restrictions on borrowings do not apply to the trust’s TOB Trust transactions. Each trust’s transfer of the municipal bonds to a TOB trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BBK	$283,305	$101,338	$45,499	$430,142
BAF	608,245	205,968	100,939	915,152
BYM	1,328,479	476,894	138,918	1,944,291
BLE	866,745	307,995	123,016	1,297,756
MFL	1,488,618	510,043	238,137	2,236,798
MVF	1,626,480	642,185	194,625	2,463,290

For the year ended August 31, 2018, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BBK	$38,238,468	$23,231,940	1.58% - 1.61%	$22,814,722	1.89%
BAF	83,972,817	49,192,412	1.56% - 1.76%	48,246,221	1.89
BYM	180,202,785	111,781,460	1.52% - 1.83%	104,757,412	1.85
BLE	112,192,139	67,496,834	1.52% - 1.86%	69,895,727	1.85
MFL	221,425,691	114,545,728	1.56% - 1.91%	118,462,731	1.88
MVF	216,525,181	112,817,201	1.56% - 1.86%	131,907,002	1.86

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the trust, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a trust invests in a TOB Trust on a recourse basis, the trust enters into a reimbursement agreement with the Liquidity Provider where a trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a trust invests in a recourse TOB Trust, a trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a trust at August, 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a trust at August 31, 2018.

For the year ended August 31, 2018, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BBK	$—	—%	$3,285	0.78%
BAF	—	—	8,400	0.78
BYM	—	—	22,477	0.78
MFL	—	—	33,600	0.78
MVF	—	—	309,781	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amount pledged, which are considered restricted, are included in cash pledged for futures on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following of the average weekly value of each Trust’s managed assets:

	BBK	BAF	BYM	BLE
Investment advisory fees	0.65%	0.55%	0.55%	0.55%

For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, MFL and MVF each pays the Manager a monthly fee at an annual rate equal to 0.55% and 0.50%, respectively, of the average daily value of each Trust’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s net asset value.

76	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2018 the waiver was $545,156.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2018, the amounts waived were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Amounts waived	$867	$692	$2,670	$3,636	$2,724	$6,571

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Purchases	$102,715,079	$66,396,285	$194,654,800	$45,543,085	$215,542,269	$176,148,042
Sales	101,438,814	61,899,935	187,344,115	41,982,582	207,900,941	198,426,683

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company, and the sale of bonds received from Tender Option Bond Trusts were reclassified to the following accounts:

	BBK	BAF	BYM	BLE	MFL	MVF
Paid-in capital	$—	$—	$(2,209,430)	$(4,366,226)	$(11,751,643)	$—
Undistributed net investment income	(117,290)	(76,610)	(185,485)	56,636	(235,176)	(385,464)
Accumulated net realized gain (loss)	117,290	76,610	2,394,915	4,309,590	11,986,819	385,464

The tax character of distributions paid was as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Tax-exempt income(a)
08/31/18	$9,776,690	$7,947,234	$20,766,243	$21,557,964	$34,878,452	$39,199,944
08/31/17	$9,847,053	$7,924,663	$22,978,805	$23,353,117	$36,906,582	$41,194,059
Ordinary income(b)
08/31/18	52,312	315	4,051	21,407	1,249	103,727
08/31/17	1,305,584	—	41	85,468	388	30,252
Long-term capital gains(c)
08/31/18	—	—	—	—	—	—
08/31/17	3,238,848	—	—	—	—	—

Total
08/31/18	$9,829,002	$7,947,549	$20,770,294	$21,579,371	$34,879,701	$39,303,671

08/31/17	$14,391,485	$7,924,663	$22,978,846	$23,438,585	$36,906,970	$41,224,311

(a)	The Trust designate these amounts paid during the fiscal year ended August 31, 2018, as exempt-interest dividends.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2018 as a capital gain dividends.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Undistributed tax-exempt income	$1,023,607	$640,186	$—	$644,766	$2,334,147	$911,980
Undistributed ordinary income	1,219	1,199	393,037	1,908	2,980	18,965
Undistributed long-term capital gains	472,024	—	—	—	—	—
Capital loss carryforwards	—	(3,682,816)	(5,377,520)	(10,252,829)	(13,245,637)	(13,794,692)
Net unrealized gain (loss)(a)	15,036,585	9,043,813	30,338,323	24,648,231	31,392,427	36,361,352

	$16,533,435	$6,002,382	$25,353,840	15,042,076	$20,483,917	$23,497,605

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income and the treatment of residual interests in Tender Option Bond Trusts and the deferral of compensation to Trustees.

As of August 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BAF	BYM	BLE	MFL	MVF
No expiration date(a)	$3,682,816	$5,377,520	$7,804,136	$13,245,637	$8,518,168
2019	—	—	2,448,693	—	5,276,524

	$3,682,816	$5,377,520	$10,252,829	$13,245,637	$13,794,692

(a)	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2018, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

	BAF	BYM	BLE	MFL	MVF
Amount utilized	$1,070,436	$1,842,859	$1,314,934	$5,366,488	$4,595,902

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BBK	BAF	BYM	BLE	MFL	MVF
Tax cost	$230,358,737	$162,810,362	$492,376,471	$466,539,504	$781,679,996	$809,124,484

Gross unrealized appreciation	$15,531,181	$9,769,032	$33,502,345	$28,360,779	$36,453,964	$40,053,851
Gross unrealized depreciation	(466,568)	(704,736)	(2,691,511)	(3,653,535)	(4,753,893)	(3,012,286)

Net unrealized appreciation(depreciation)	$15,064,613	$9,064,296	$30,810,834	$24,707,244	$31,700,071	$37,041,565

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trusts or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

78	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BBK and MFL invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BAF invested a significant portion of its assets in securities in the transportation and county, city, special district and school district sectors. BLE and MFL invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each of BBK, BAF, BYM, and BLE is authorized is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, without the approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

Common Shares

For the year shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended August 31,	BBK	BLE	MFL	MVF
2018	—	8,405	39,363	152,734
2017	6,337	31,083	35,731	340,661

For the years ended August 31, 2018 and August 31, 2017, shares issued and outstanding remained constant for BAF and BYM.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees to the Board of each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MFL has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of MFL are currently in a special rate period, each as described below.

As of year end, the VRDP Shares outstanding of MFL were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	06/30/11	2,746	$274,600,000	07/01/41

Redemption Terms: MFL is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MFL is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MFL is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MFL. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: MFL entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MFL and the liquidity provider is scheduled to expire on April 15, 2020 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MFL does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MFL is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MFL is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MFL will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MFL may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), MFL may incur nominal remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent, except during the special rate period (as described below). Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

80	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, the annualized dividend rate for the MFL’s VRDP Shares was 2.11%

Ratings: Any short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. As of period end, the short-term ratings of the liquidity provider were A1, P1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: MFL’s VRDP Shares are currently in a special rate period that is currently scheduled to expire on April 15, 2020. Prior to April 15, 2020, the holder of the VRDP Shares and MFL may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. During the special rate period, the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The short-term ratings on the VRDP Shares were withdrawn upon commencement of the special rate period.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MFL on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MFL is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MFL will pay a nominal fee at the annual rate of 0.01% to each of the liquidity provider and remarketing agent during the special rate period. MFL will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If MFL redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended August 31, 2018, VRDP Shares issued and outstanding of MFL remained constant.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively, the “VMTP Trusts”) have each issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144a under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and VMTP Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of each VMTP Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BBK	12/16/11	799	$79,900,000	07/02/19
BAF	12/16/11	422	42,200,000	07/02/19
BYM	12/16/11	1,372	137,200,000	07/02/19
BLE	12/16/11	1,513	151,300,000	07/02/19
MVF	12/16/11	2,438	243,800,000	07/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a VMTP Trust’s VMTP Shares will be extended further or that a VMTP Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a VMTP Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if a VMTP Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

For the year ended August 31, 2018, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Rate	2.21%	2.21%	2.21%	2.21%	2.21%

For the year ended August 31, 2018, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: MFL and the VMTP Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares respectively, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares, with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividend Accrued	Deferred Offering Cost Amortization
BBK	$1,764,410	$—
BAF	930,516	—
BYM	3,025,279	—
BLE	3,337,221	—
MFL	5,780,518	16,935
MVF	5,380,511	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BBK	$0.063500	$0.063500	VMTP	W-7	$164,747
BAF	0.058500	0.058500	VMTP	W-7	87,013
BYM	0.052000	0.052000	VMTP	W-7	282,895
BLE	0.058000	0.058000	VMTP	W-7	311,968
MFL	0.056500	0.056500	VRDP	W-7	484,048
MVF	0.041000	0.041000	VMTP	W-7	502,696

(a)	Net investment income dividend paid on October 1, 2018 to Common Shareholders of record on September 14, 2018.
(b)	Net investment income dividend declared on October 1, 2018, payable to Common Shareholders of record on October 15, 2018.
(c)	Dividends declared for period September 1, 2018 to September 30, 2018.

82	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, and BlackRock MuniHoldings Investment Quality Fund and to the Shareholders and Board of Directors of BlackRock MuniVest Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Municipal Bond Trust, BlackRock Municipal Income Investment Quality Trust, BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (the “Funds”), including the schedules of investments, as of August 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Disclosure of Investment Advisory Agreements

The Board of Directors or the Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”), of BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Investment Quality Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BYM, BAF, BBK, BLE and MFL, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Each Board considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Fund has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

84	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of each of BYM and BAF noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BYM and BAF. The Composite measures a blend of total return and yield.

The Board of BBK noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BBK. The Composite measures a blend of total return and yield.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	85

Disclosure of Investment Advisory Agreements  (continued)

The Board of BLE noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLE. The Composite measures a blend of total return and yield.

The Board of MFL noted that for each of the one-, three- and five-year periods reported, the Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFL. The Composite measures a blend of total return and yield.

The Board of MVF noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVF. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BYM noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board of BAF noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of BBK noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers.

The Board of BLE noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board of each of MFL and MVF noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

86	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	87

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BBK, BAF, BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

88	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Trustee (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 333 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 333 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Trustee will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolios. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause therefor.

90	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)(b)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective August 3, 2018, the portfolio managers of BBK are Walter O’Connor, Ted Jaeckel, Christian Romaglino and Kevin Maloney. Mr. Maloney joined BBK’s portfolio management team effective August 3, 2018. Mr. Maloney has been a Vice President of BlackRock, Inc. since 2018; an Associate thereof from 2014 to 2017.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and

Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofAML Securities, Inc.

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	91

Additional Information

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018 to elect Trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trust.

Shareholders elected the Class II Trustees & Class III Trustee as follows:

	Robert Fairbairn (a)		Catherine A. Lynch (b)		Karen P. Robards (b)		Frank J. Fabozzi (b), (c)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BYM	23,982,815	1,181,892	23,912,432	1,252,275	23,981,479	1,183,228	1,372	0
BAF	8,049,988	276,935	8,058,883	268,040	8,055,920	271,003	422	0
BBK	9,834,504	178,324	9,811,133	201,695	9,813,603	199,225	799	0
BLE	21,452,166	664,841	21,454,892	662,115	21,388,595	728,412	1,513	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester.

(a)	Class III.
(b)	Class II.
(c)	Voted on by holders of Preferred Shares only.

Shareholders elected the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	60,206,693	1,612,150		60,067,016	1,751,827		60,381,014	1,437,829
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	35,311,273	675,792	561,713	34,863,170	1,208,543	477,065	35,337,900	730,991	479,887
	Robert Fairbairn			R. Glenn Hubbard			Catherine A. Lynch
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	60,388,639	1,430,204		60,179,105	1,639,738		60,382,785	1,436,058
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	35,338,219	697,935	512,624	34,638,984	1,400,863	508,931	35,347,380	720,289	481,109
	John M. Perlowski			Karen P. Robards			Frank J. Fabozzi (a)
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MVF	60,334,375	1,484,468		60,523,723	1,295,120		2,438	0
		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL	35,360,905	702,909	484,964	35,392,486	674,285	482,007	2,746	0	0
	W. Carl Kester (a)
	Votes For	Votes Withheld
MVF	2,438	0
		Votes Against	Abstain
MFL	2,746	0	0

(a)	Voted on by holders of Preferred Shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

92	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as disclosed on page 92, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Trust’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Effective May 31, 2018, BLE and MVF transferred the listing their of common shares from the NYSE American to the NYSE.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	93

Additional Information  (continued)

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

August 31, 2018

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BYM	$0.6720000	$—	$—	$—	$0.6720000	100%	0%	0%	0%	100%

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD-PSF	Guaranteed Permanent School Fund
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family

GLOSSARY OF TERMS USED IN THIS REPORT	95

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-8/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Quality Trust	$33,456	$33,418	$0	$0	$15,400	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Municipal Income Quality Trust	$15,400	$15,402

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock and Kevin Maloney, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski and Maloney have been members of the registrant’s portfolio management team since 2006 and 2017, respectively.

Portfolio Manager	Biography

Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Kevin Maloney	Vice President of BlackRock since 2018; Associate of BlackRock from 2017 to 2014; Analyst of BlackRock from 2011 to 2013.

(a)(2) As of August 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	20	0	0	0	0	0
	$27.74 Billion	$0	$0	$0	$0	$0
Kevin Maloney	8	0	0	0	0	0
	$1.85 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-

public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of August 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Maloney, the portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None

Kevin Maloney	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Quality Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Quality Trust

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Quality Trust

Date: November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Quality Trust

Date: November 2, 2018